                                                                    EXHIBIT 99.3


                             SERVICER'S CERTIFICATE

             AMERICAN EXPRESS TRAVEL RELATED SERVICES COMPANY, INC.

                  --------------------------------------------

                                ANNUAL STATEMENT

                  AMERICAN EXPRESS CREDIT ACCOUNT MASTER TRUST

     SERIES 1997-1, 1998-1, 1999-1, 1999-2, 1999-3, 1999-4, 1999-5, 1999-6,
         2000-1 ,2000-2, 2000-3, 2000-4, 2000-5, 2001-1, 2001-2, 2001-3,
         2001-4, 2001-5, 2001-6, 2001-7, 2002-1, 2002-2, 2002-3, 2002-4,
                                 2002-5 & 2002-6

           FOR THE PERIOD DECEMBER 26, 2001 THROUGH DECEMBER 25, 2002

                  --------------------------------------------

The undersigned, a duly authorized representative of American Express Travel Related Services Company, Inc., as Servicer ("TRS"), pursuant to the Pooling and Servicing Agreement, dated as of May 16, 1996 (as amended and supplemented, the "Agreement"), as supplemented by the Series 1997-1, 1998-1, 1999-1, 1999-2, 1999-3, 1999-4, 1999-5, 1999-6, 2000-1, 2000-2, 2000-3, 2000-4, 2000-5, 2001-1,
2001-2,  2001-3, 2001-4, 2001-5, 2001-6, 2001-7, 2002-1, 2002-2, 2002-3, 2002-4,
2002-5 & 2002-6 Supplements (the "Series Supplements"),among TRS,as Servicer, American Express Centurion Bank and American Express Receivables Financing Corporation II, as Transferors, and The Bank of New York, as Trustee, does hereby certify as follows:

1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or the Series Supplements, as applicable.

2.   TRS is, as of the date hereof, the Servicer under the Agreement.

3.   The undersigned is a Servicing Officer.

4. This Annual Statement is delivered pursuant to sections 5.02(d) of the Series Supplements and contains information with respect to the Trust aggregated for the period December 26, 2001 through December 25, 2002 (the end of the last monthly period of the Trust in 2002.)

     IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 28th day of March, 2003.

                                     AMERICAN EXPRESS TRAVEL RELATED
                                     SERVICES COMPANY, INC., as Servicer

                                     By:  /s/ Lawrence Belmonte
                                         --------------------------------------
                                         Name:  Lawrence Belmonte
                                         Title: Vice President
                                                CSBS - Planning and Forecasting

I.  Monthly Period Trust Activity
--------------------------------------------------------------------------------


A. Trust Activity                                               Trust Totals
Balances at December 25, 2001
Principal Receivable Balance (Restated for January Addition)  18,790,382,068
Special Funding Account Balance                                            0
Total Principal Balance                                       18,790,382,068

Finance Charge Collections (excluding                          2,966,436,037
  Discount Option & Recoveries)                                            0
Discount Percentage                                                    2.00%
Discount Option Receivables Collections                          907,968,402
Premium Option Receivables Collections                                     0
Recoveries                                                       194,616,746
Total Collections of Finance Charge Receivables                4,069,021,185
Total Collections of Principal Receivables                    44,490,451,677
Defaulted amount                                               1,311,371,782
New Principal Receivables                                     45,599,377,612
Additions                                                      7,025,421,240

Balances at December 25, 2002
Ending Principal Receivables Balance                          22,822,161,295
Ending Required Minimum Principal Balance                     18,109,750,000
Ending Transferor Amount                                       5,897,161,295
Ending Special Funding Account Balance                                     0
Ending Total Principal Balance                                22,822,161,295




Note: In a detailed analysis of its procedures the Servicer has identified certain types of situations where a cardmember cancels his or her securitized account and transfers certain fee services, enrollments and/or balances from that account to another American Express credit account the receivables of which would not be owned by the Trust. As a result, future receivables on these accounts are not owned by the Trust. Although the Servicer's obligations in these situations are not clearly defined, the Servicer has determined to adopt a conservative approach and adjust its procedures so that the receivables in such accounts do remain in the Trust. The Servicer has determined that the current procedures have not had any material adverse affect on the certificateholders nor would it be expected to for the foreseeable future



B. Series Allocations                                           Series 1997-1    Series 1998-1   Series 1999-1   Series 1999-2
---------------------                                           -------------    -------------   -------------   -------------
Group Number                                                                1                2               1               1
Invested Amount                                                             0    1,000,000,000   1,000,000,000     500,000,000
Adjusted Invested Amount                                                    0    1,000,000,000   1,000,000,000     500,000,000
Principal Funding Account Balance                                           0                0               0               0
Series Required Transferor Amount                                           0       70,000,000      70,000,000      35,000,000
Series Allocation Percentage                                                0                0               0               0
Series Alloc. Finance Charge Collections                          166,104,538      246,897,955     246,897,955     123,448,978
Series Allocable Recoveries                                         8,201,250       11,804,595      11,804,595       5,902,297
Series Alloc. Principal Collections                             1,787,578,893    2,695,083,147   2,695,083,147   1,347,541,574
Series Allocable Defaulted Amount                                  54,357,780       79,672,613      79,672,613      39,836,307

B. Series Allocations                         Series 1999-3     Series 1999-4    Series 1999-5   Series 1999-6   Series 2000-1
---------------------                         -------------    -------------     -------------   -------------   -------------

Group Number                                              2                 2                2               2               1
Invested Amount                               1,000,000,000                 0      500,000,000               0     500,000,000
Adjusted Invested Amount                      1,000,000,000                 0      500,000,000               0     500,000,000
Principal Funding Account Balance                         0                 0                0               0               0
Series Required Transferor Amount                70,000,000                 0       35,000,000               0      35,000,000
Series Allocation Percentage                              0                 0                0               0               0
Series Alloc. Finance Charge Collections        246,897,955        64,171,586      123,448,978      73,726,908     123,448,978
Series Allocable Recoveries                      11,804,595         3,258,256        5,902,297       3,691,661       5,902,297
Series Alloc. Principal Collections           2,695,083,147       682,791,187    1,347,541,574     787,791,346   1,347,541,574
Series Allocable Defaulted Amount                79,672,613        21,267,531       39,836,307      24,346,606      39,836,307

B. Series Allocations                         Series 2000-2     Series 2000-3    Series 2000-4   Series 2000-5   Series 2001-1
---------------------                         -------------     -------------    -------------   -------------   -------------

Group Number                                              2                 2                2               2               2
Invested Amount                                 500,000,000     1,000,000,000    1,212,122,000     787,878,000     750,000,000
Adjusted Invested Amount                        500,000,000     1,000,000,000    1,212,122,000     787,878,000     750,000,000
Principal Funding Account Balance                         0                 0                0               0               0
Series Required Transferor Amount                35,000,000        70,000,000       84,848,540      55,151,460      52,500,000
Series Allocation Percentage                              0                 0                0               0               0
Series Alloc. Finance Charge Collections        123,448,978       246,897,955      299,270,443     194,525,467     185,173,466
Series Allocable Recoveries                       5,902,297        11,804,595       14,308,609       9,300,580       8,853,446
Series Alloc. Principal Collections           1,347,541,574     2,695,083,147    3,266,769,575   2,123,396,720   2,021,312,360
Series Allocable Defaulted Amount                39,836,307        79,672,613       96,572,927      62,772,299      59,754,460

B. Series Allocations                         Series 2001-2     Series 2001-3    Series 2001-4   Series 2001-5   Series 2001-6
---------------------                         -------------     -------------    -------------   -------------   -------------

Group Number                                              1                 2                2               2               2
Invested Amount                                 250,000,000       750,000,000      725,000,000     500,000,000     700,000,000
Adjusted Invested Amount                        250,000,000       750,000,000      725,000,000     500,000,000     700,000,000
Principal Funding Account Balance                         0                 0                0               0               0
Series Required Transferor Amount                17,500,000        52,500,000       50,750,000      35,000,000      49,000,000
Series Allocation Percentage                              0                 0                0               0               0
Series Alloc. Finance Charge Collections         61,724,489       185,173,466      179,001,018     123,448,978     172,828,569
Series Allocable Recoveries                       2,951,149         8,853,446        8,558,331       5,902,297       8,263,216
Series Alloc. Principal Collections             673,770,787     2,021,312,360    1,953,935,282   1,347,541,574   1,886,558,203
Series Allocable Defaulted Amount                19,918,153        59,754,460       57,762,645      39,836,307      55,770,829

B. Series Allocations                         Series 2001-7     Series 2002-1    Series 2002-2   Series 2002-3   Series 2002-4
---------------------                         -------------     -------------    -------------   -------------   -------------

Group Number                                              2                 2                2               2               2
Invested Amount                                 650,000,000       920,000,000      940,000,000     920,000,000     500,000,000
Adjusted Invested Amount                        650,000,000       920,000,000      940,000,000     920,000,000     500,000,000
Principal Funding Account Balance                         0                 0                0               0               0
Series Required Transferor Amount                45,500,000        64,400,000       65,800,000      64,400,000      35,000,000
Series Allocation Percentage                              0                 0                0               0               0
Series Alloc. Finance Charge Collections        160,483,671       205,841,319      168,662,581     145,486,913      59,277,391
Series Allocable Recoveries                       7,672,987        10,022,397        7,998,872       6,952,473       2,644,041
Series Alloc. Principal Collections           1,751,804,046     2,250,065,222    1,875,648,615   1,621,185,445     664,750,386
Series Allocable Defaulted Amount                51,787,199        66,355,819       53,877,560      46,045,053      18,568,776





                                                   Series 2002-5    Series 2002-6                                      Trust Total
                                                   -------------    -------------                                      -----------
Group Number                                                   2                2
Invested Amount                                      600,000,000      720,000,000                                   16,925,000,000
Adjusted Invested Amount                             600,000,000      720,000,000                                   16,925,000,000
Principal Funding Account Balance                              0                0                                                0
Series Required Transferor Amount                     42,000,000       50,400,000                                    1,184,750,000
Series Allocation Percentage                                   0                0                                                0
Series Alloc. Finance Charge Collections              71,132,869       71,599,780                                    4,069,021,185
Series Allocable Recoveries                            3,172,849        3,183,316                                      194,616,746
Series Alloc. Principal Collections                  797,700,464      806,040,328                                   44,490,451,677
Series Allocable Defaulted Amount                     22,282,531       22,305,168                                    1,311,371,782

C. Group Allocations
--------------------

1. Group 1 Allocations                             Series 1996-1    Series 1997-1    Series 1999-1   Series 1999-2   Series 2000-1
-----------------------                            -------------    -------------    -------------   -------------   -------------

Investor Finance Charge Collections                                   136,782,318      204,237,318     102,118,659     102,118,659

Investor Monthly Interest                                              40,652,815       53,936,392      28,556,946      34,372,207
Investor Default Amount                                                44,682,678       65,790,444      32,895,222      32,895,222
Investor Monthly Fees                                                  13,333,333       20,000,000      10,000,000      10,000,000
Investor Additional Amounts                                                     0                0               0               0
Total                                                                  98,668,826      139,726,836      71,452,168      77,267,428

Reallocated Investor Finance Charge Collections                       136,782,318      204,237,318     102,118,659     102,118,659
Available Excess                                                       33,788,491       64,510,482      30,666,491      24,851,231

1. Group 1 Allocations                             Series 2001-2                                                     Group 1 Total
----------------------                             -------------                                                     -------------

Investor Finance Charge Collections                   51,059,330                                                       596,316,284

Investor Monthly Interest                             13,329,723                                                       170,848,083
Investor Default Amount                               16,447,611                                                       192,711,176
Investor Monthly Fees                                  5,000,000                                                        58,333,333
Investor Additional Amounts                                    0                                                                 0
Total                                                 34,777,334                                                       421,892,593

Reallocated Investor Finance Charge Collections       51,059,330                                                       596,316,284
Available Excess                                      16,281,996                                                       170,098,691

2. Group 2 Allocations                             Series 1998-1    Series 1999-3    Series 1999-4   Series 1999-5   Series 1999-6
----------------------                             -------------    -------------    -------------   -------------   -------------

Investor Finance Charge Collections                  204,237,318      204,237,318       51,465,016     102,118,659      59,966,813

Investor Monthly Interest                             19,400,681       20,132,709        5,282,123      10,565,441       6,284,584
Investor Default Amount                               65,790,444       65,790,444       17,043,096      32,895,222      19,782,683
Investor Monthly Fees                                 20,000,000       20,000,000        5,000,000      10,000,000       5,833,333
Investor Additional Amounts                                    0                0                0               0               0
Total                                                105,191,125      105,923,153       27,325,218      53,460,663      31,900,601

Reallocated Investor Finance Charge Collections      204,237,318      204,237,318       51,465,016     102,118,659      59,966,813
Available Excess                                      99,046,194       98,314,166       24,139,798      48,657,996      28,066,213

2. Group 2 Allocations                             Series 2000-2    Series 2000-3    Series 2000-4   Series 2000-5   Series 2001-1
----------------------                             -------------    -------------    -------------   -------------   -------------

Investor Finance Charge Collections                  102,118,659      204,237,318      247,560,547     160,914,090     153,177,989

Investor Monthly Interest                             10,199,047       20,259,952       25,336,891      15,887,677      15,220,438
Investor Default Amount                               32,895,222       65,790,444       79,746,044      51,834,843      49,342,833
Investor Monthly Fees                                 10,000,000       20,000,000       24,242,440      15,757,560      15,000,000
Investor Additional Amounts                                    0                0                0               0               0
Total                                                 53,094,269      106,050,396      129,325,375      83,480,080      79,563,271

Reallocated Investor Finance Charge Collections      102,118,659      204,237,318      247,560,547     160,914,090     153,177,989
Investment Funding Account Proceeds                            0                0           29,633               0               0
Available Excess                                      49,024,390       98,186,923      118,264,804      77,434,010      73,614,718




2. Group 2 Allocations                             Series 2001-3    Series 2001-4    Series 2001-5   Series 2001-6    Series 2001-7
----------------------                             -------------    -------------    -------------   -------------    -------------
Investor Finance Charge Collections                  153,177,989      148,072,056      102,118,659     142,966,123      132,754,257

Investor Monthly Interest                             15,061,131       14,628,925       10,374,577      14,048,893       13,050,673
Investor Default Amount                               49,342,833       47,698,072       32,895,222      46,053,311       42,763,788
Investor Monthly Fees                                 15,000,000       14,500,000       10,000,000      14,000,000       13,000,000
Investor Additional Amounts                                    0                0                0               0                0
Total                                                 79,403,963       76,826,996       53,269,799      74,102,204       68,814,462

Reallocated Investor Finance Charge Collections      153,177,989      148,072,056      102,118,659     142,966,123      132,754,257
Investment Funding Account Proceeds                            0                0                0               0                0
Available Excess                                      73,774,025       71,245,060       48,848,861      68,863,919       63,939,795

2. Group 2 Allocations                             Series 2002-1    Series 2002-2    Series 2002-3   Series 2002-4    Series 2002-5
----------------------                             -------------    -------------    -------------   -------------    -------------

Investor Finance Charge Collections                  171,656,446      142,808,061      124,101,216      50,662,434       60,794,921

Investor Monthly Interest                             16,579,122       13,443,567       12,043,538       4,578,707        5,911,379
Investor Default Amount                               55,234,168       45,557,979       39,240,165      15,852,126       19,022,552
Investor Monthly Fees                                 16,866,667       14,100,000       12,266,667       5,000,000        6,000,000
Investor Additional Amounts                                    0                0                0               0                0
Total                                                 88,679,957       73,101,546       63,550,370      25,430,833       30,933,931

Reallocated Investor Finance Charge Collections      171,656,446      142,808,061      124,101,216      50,662,434       60,794,921
Investment Funding Account Proceeds                            0                0                0               0                0
Available Excess                                      82,976,489       69,706,514       60,550,846      25,231,601       29,860,990

2. Group 2 Allocations                             Series 2002-6                                                      Group 2 Total
----------------------                             -------------                                                      -------------

Investor Finance Charge Collections                   60,711,334                                                      2,779,857,223

Investor Monthly Interest                              5,791,365                                                        274,081,421
Investor Default Amount                               18,882,056                                                        893,453,544
Investor Monthly Fees                                  6,000,000                                                        272,566,667
Investor Additional Amounts                                    0                                                                  0
Total                                                 30,673,421                                                      1,440,101,631

Reallocated Investor Finance Charge Collections       60,711,334                                                      2,779,857,223
Investment Funding Account Proceeds                            0                                                             29,633
Available Excess                                      30,037,913                                                      1,339,785,224





II. Series 1997-1 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                                       Series       Total Investor   Transferors
A. Investor/Transferor Allocations                                   Allocations        Interest      Interest
----------------------------------                                   -----------    --------------   -----------
Invested /Transferor Amount at 12/25/01                            1,144,245,693     1,000,000,000   144,245,693
Adjusted Invested Amount at 12/25/01 (Restated for Jan Addition)   1,311,719,516     1,000,000,000   311,719,516
Collections of Finance Chg. Receivables                              166,104,538       136,782,317    29,339,646
Collections of Principal Receivables                               1,787,578,893     1,473,900,923   313,677,969
Defaulted Amount                                                      54,357,780        44,682,678     9,675,102

Invested / Transferor Amounts at 12/25/02                                      0                 0             0


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                       Collateral
B. Monthly Period Funding Requirements                                   Class A           Class B      Interest          Total
--------------------------------------                                   -------           -------     ---------          -----

Monthly Interest Due                                                  36,906,667         2,620,000     1,126,148     40,652,815
Investor Default Amount                                               38,650,516         2,680,961     3,351,201     44,682,678
Investor Monthly Fees Due                                             11,533,333           800,000     1,000,000     13,333,333
Investor Additional Amounts Due                                                0                 0             0              0
Total Due                                                             87,090,517         6,100,961     5,477,349     98,668,826

Reallocated Investor Finance Charge Collections                                                                              NA

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      Collateral
C. Certificates - Balances and Distributions                             Class A           Class B     Interest           Total
--------------------------------------------                             -------           -------    ----------          -----

Certificates Balance at 12/25/01                                     865,000,000        60,000,000    75,000,000  1,000,000,000
Interest Distributions                                                36,906,667         2,620,000     1,126,148     40,652,815
Principal Deposits - Prin. Funding Account                           865,000,000        60,000,000             0    925,000,000
Principal Distributions                                              865,000,000        60,000,000    75,000,000  1,000,000,000
Total Distributions                                                  901,906,667        62,620,000    76,126,148  1,040,652,815
Certificates Balance at 12/25/02                                               0                 0             0              0



D. Aggregate Distributions in respect of the Class A Certificates per $1,000 original certificate principal amount.

      1.   Total                                            $         1,042.67

      2.   Amount in respect of Class A Monthly Interest    $            42.67

      3.   Amount in respect of Class A Outstanding
           Monthly Interest                                 $             0.00

      4.   Amount in respect of Class A Additional
           Interest                                         $             0.00

      5.   Amount in respect of Class A Principal           $         1,000.00


E. Aggregate Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs.

      1.   Total amount of Class A Investor Charge-Offs:    $             0.00

      2.   Amount of Class A Investor Charge-
           Offs per $1,000 original certificate
           principal amount:                                $             0.00

      3.   Total amount reimbursed in respect of
           Class A Investor Charge-Offs:                    $             0.00

      4.   Amount reimbursed in respect of Class
           A Investor Charge-Offs per $1,000
           original certificate principal amount:           $             0.00


F. Aggregate Distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

      1.   Total                                            $         1,043.67

      2.   Amount in respect of Class B Monthly Interest    $            43.67

      3.   Amount in respect of Class B Outstanding
           Monthly Interest                                 $             0.00

      4.   Amount in respect of Class B Additional
           Interest                                         $             0.00

      5.   Amount in respect of Class B Principal           $         1,000.00


G. Reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount as of December 25, 2002.

      1.   The amount of reductions in Class B
           Invested Amount pursuant to clauses
           (c), (d), and (e) of the definition
           of Class B Invested Amount:                      $             0.00

      2.   The amount of reductions in the
           Class B Invested Amount set forth in
           paragraph 1 above, per $1,000 original
           certificate principal amount:                    $             0.00

      3.   The total amount reimbursed in respect
           of such reductions in the Class B
           Invested Amount:                                 $             0.00

      4.   The amount set forth in paragraph 3
           above, per $1,000 original certificate
           principal amount:                                $             0.00


H.   Aggregate Distributions to the Collateral Interest Holder.

      1.   Total amount distributed to the Collateral
           Interest Holder:                                 $    76,126,148.43

      2.   Amount distributed in respect of Collateral
           Monthly Interest:                                $     1,126,148.43

      3.   Amount distributed in respect of Collateral
           Additional Interest:                             $             0.00

      4.   The amount distributed to the Collateral
           Interest Holder in respect of principal
           on the Collateral Invested Amount:               $             0.00


I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount as of December 25, 2002.

      1.   The amount of reductions in the
           Collateral Invested Amount pursuant
           to clauses (c), (d), and (e) of the
           definition of Collateral Invested Amount:        $             0.00

      2.   The total amount reimbursed in respect
           of such reductions in the Collateral
           Invested Amount:                                 $             0.00


J.   Aggregate Reallocated Principal Collections.

      1.   Reallocated Principal Collections
           Required to fund the Required Amount:            $             0.00

      2.   Shared Principal Collections from other
           Series allocated to Series 1997-1:                              N/A


K.   Aggregate Available Principal Collections treated as Shared
Principal Collections:                                      $             0.00

L.   Amount of Series Enhancement drawn upon and allocated to
Series 1997-1:                                              $             0.00



III. Series 1998-1 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                                        Series      Total Investor   Transferors
A. Investor/Transferor Allocations                                   Allocations        Interest      Interest
----------------------------------                                   -----------    --------------   -----------
Invested /Transferor Amount at 12/25/01                            1,144,245,693     1,000,000,000   144,245,693
Adjusted Invested Amount at 12/25/01 (Restated for Jan Addition)   1,311,719,516     1,000,000,000   311,719,516
Collections of Finance Chg. Receivables                              246,897,955       204,237,318    42,660,637
Collections of Principal Receivables                               2,695,083,147     2,231,182,588   463,900,560
Defaulted Amount                                                      79,672,613        65,790,444    13,882,170

Invested / Transferor Amounts at 12/25/02                          1,348,429,028     1,000,000,000   348,429,028


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      Collateral
B. Monthly Period Funding Requirements                                   Class A           Class B     Interest             Total
--------------------------------------                                   -------           -------    ----------            -----

Monthly Interest Due                                                  15,493,231         1,632,152     2,275,298       19,400,681
Investor Default Amount                                               54,277,116         5,263,235     6,250,092       65,790,444
Investor Monthly Fees Due                                             16,500,000         1,600,000     1,900,000       20,000,000
Investor Additional Amounts Due                                                0                 0             0                0
Total Due                                                             86,270,347         8,495,387    10,425,390      105,191,125

Reallocated Investor Finance Charge Collections                                                                                NA

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      Collateral
C. Certificates - Balances and Distributions                             Class A           Class B     Interest             Total
--------------------------------------------                             -------           -------    ----------            -----

Certificates Balance at 12/25/01                                     825,000,000        80,000,000    95,000,000    1,000,000,000
Interest Distributions                                                15,493,231         1,632,152     2,275,298       19,400,681
Principal Deposits - Prin. Funding Account                                     0                 0             0                0
Principal Distributions                                                        0                 0             0                0
Total Distributions                                                   15,493,231         1,632,152     2,275,298       19,400,681
Certificates Balance at 12/25/02                                     825,000,000        80,000,000    95,000,000    1,000,000,000



D. Aggregate Distributions in respect of the Class A Certificates per $1,000 original certificate principal amount.

      1.   Total                                            $            18.78

      2.   Amount in respect of Class A Monthly Interest    $            18.78

      3.   Amount in respect of Class A Outstanding
           Monthly Interest                                 $             0.00

      4.   Amount in respect of Class A Additional
           Interest                                         $             0.00

      5.   Amount in respect of Class A Principal           $             0.00


E. Aggregate Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs.

      1.   Total amount of Class A Investor Charge-Offs:    $             0.00

      2.   Amount of Class A Investor Charge-
           Offs per $1,000 original certificate
           principal amount:                                $             0.00

      3.   Total amount reimbursed in respect of
           Class A Investor Charge-Offs:                    $             0.00

      4.   Amount reimbursed in respect of Class
           A Investor Charge-Offs per $1,000
           original certificate principal amount:           $             0.00


F. Aggregate Distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

      1.   Total                                            $            20.40

      2.   Amount in respect of Class B Monthly Interest    $            20.40

      3.   Amount in respect of Class B Outstanding
           Monthly Interest                                 $             0.00

      4.   Amount in respect of Class B Additional
           Interest                                         $             0.00

      5.   Amount in respect of Class B Principal           $             0.00


G. Reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount as of December 25, 2002.

      1.   The amount of reductions in Class B
           Invested Amount pursuant to clauses
           (c), (d), and (e) of the definition
           of Class B Invested Amount:                      $             0.00

      2.   The amount of reductions in the
           Class B Invested Amount set forth in
           paragraph 1 above, per $1,000 original
           certificate principal amount:                    $             0.00

      3.   The total amount reimbursed in respect
           of such reductions in the Class B
           Invested Amount:                                 $             0.00

      4.   The amount set forth in paragraph 3
           above, per $1,000 original certificate
           principal amount:                                $             0.00


H.   Aggregate Distributions to the Collateral Interest Holder.

      1.   Total amount distributed to the Collateral
           Interest Holder:                                 $     2,275,298.22

      2.   Amount distributed in respect of Collateral
           Monthly Interest:                                $     2,275,298.22

      3.   Amount distributed in respect of Collateral
           Additional Interest:                             $             0.00

      4.   The amount distributed to the Collateral
           Interest Holder in respect of principal
           on the Collateral Invested Amount:               $             0.00


I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount as of December 25, 2002.

      1.   The amount of reductions in the
           Collateral Invested Amount pursuant
           to clauses (c), (d), and (e) of the
           definition of Collateral Invested Amount:        $             0.00

      2.   The total amount reimbursed in respect
           of such reductions in the Collateral
           Invested Amount:                                 $             0.00


J.   Aggregate Reallocated Principal Collections.

      1.   Reallocated Principal Collections
           Required to fund the Required Amount:            $             0.00

      2.   Shared Principal Collections from other
           Series allocated to Series 1998-1:                              N/A


K.   Aggregate Available Principal Collections treated as Shared
Principal Collections:                                      $             0.00

L.   Amount of Series Enhancement drawn upon and allocated to
Series 1998-1:                                              $             0.00



IV. Series 1999-1 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                                        Series      Total Investor   Transferors
A. Investor/Transferor Allocations                                   Allocations        Interest      Interest
----------------------------------                                   -----------    --------------   -----------
Invested /Transferor Amount at 12/25/01                            1,144,245,693     1,000,000,000   144,245,693
Adjusted Invested Amount at 12/25/01 (Restated for Jan Addition)   1,311,719,516     1,000,000,000   311,719,516
Collections of Finance Chg. Receivables                              246,897,955       204,237,318    42,660,637
Collections of Principal Receivables                               2,695,083,147     2,231,182,588   463,900,560
Defaulted Amount                                                      79,672,613        65,790,444    13,882,170

Invested / Transferor Amounts at 12/25/02                          1,348,429,028     1,000,000,000   348,429,028


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      Collateral
B. Monthly Period Funding Requirements                                   Class A           Class B     Interest             Total
--------------------------------------                                   -------           -------    ----------            -----

Monthly Interest Due                                                  48,440,000         3,510,000     1,986,392       53,936,392
Investor Default Amount                                               56,908,734         3,947,427     4,934,283       65,790,444
Investor Monthly Fees Due                                             17,300,000         1,200,000     1,500,000       20,000,000
Investor Additional Amounts Due                                                0                 0             0                0
Total Due                                                            122,648,734         8,657,427     8,420,676      139,726,836

Reallocated Investor Finance Charge Collections                                                                                NA

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      Collateral
C. Certificates - Balances and Distributions                             Class A           Class B     Interest             Total
--------------------------------------------                             -------           -------    ----------            -----

Certificates Balance at 12/25/01                                     865,000,000        60,000,000    75,000,000    1,000,000,000
Interest Distributions                                                48,440,000         3,510,000     1,986,392       53,936,392
Principal Deposits - Prin. Funding Account                                     0                 0             0                0
Principal Distributions                                                        0                 0             0                0
Total Distributions                                                   48,440,000         3,510,000     1,986,392       53,936,392
Certificates Balance at 12/25/02                                     865,000,000        60,000,000    75,000,000    1,000,000,000



D. Aggregate Distributions in respect of the Class A Certificates per $1,000 original certificate principal amount.

      1.   Total                                            $            56.00

      2.   Amount in respect of Class A Monthly Interest    $            56.00

      3.   Amount in respect of Class A Outstanding
           Monthly Interest                                 $             0.00

      4.   Amount in respect of Class A Additional
           Interest                                         $             0.00

      5.   Amount in respect of Class A Principal           $             0.00


E. Aggregate Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs.

      1.   Total amount of Class A Investor Charge-Offs:    $             0.00

      2.   Amount of Class A Investor Charge-
           Offs per $1,000 original certificate
           principal amount:                                $             0.00

      3.   Total amount reimbursed in respect of
           Class A Investor Charge-Offs:                    $             0.00

      4.   Amount reimbursed in respect of Class
           A Investor Charge-Offs per $1,000
           original certificate principal amount:           $             0.00


F. Aggregate Distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

      1.   Total                                            $            58.50

      2.   Amount in respect of Class B Monthly Interest    $            58.50

      3.   Amount in respect of Class B Outstanding
           Monthly Interest                                 $             0.00

      4.   Amount in respect of Class B Additional
           Interest                                         $             0.00

      5.   Amount in respect of Class B Principal           $             0.00


G. Reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount as of December 25, 2002.

      1.   The amount of reductions in Class B
           Invested Amount pursuant to clauses
           (c), (d), and (e) of the definition
           of Class B Invested Amount:                      $             0.00

      2.   The amount of reductions in the
           Class B Invested Amount set forth in
           paragraph 1 above, per $1,000 original
           certificate principal amount:                    $             0.00

      3.   The total amount reimbursed in respect
           of such reductions in the Class B
           Invested Amount:                                 $             0.00

      4.   The amount set forth in paragraph 3
           above, per $1,000 original certificate
           principal amount:                                $             0.00


H.   Aggregate Distributions to the Collateral Interest Holder.

      1.   Total amount distributed to the Collateral
           Interest Holder:                                 $     1,986,392.23

      2.   Amount distributed in respect of Collateral
           Monthly Interest:                                $     1,986,392.23

      3.   Amount distributed in respect of Collateral
           Additional Interest:                             $             0.00

      4.   The amount distributed to the Collateral
           Interest Holder in respect of principal
           on the Collateral Invested Amount:               $             0.00


I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount as of December 25, 2002.

      1.   The amount of reductions in the
           Collateral Invested Amount pursuant
           to clauses (c), (d), and (e) of the
           definition of Collateral Invested Amount:        $             0.00

      2.   The total amount reimbursed in respect
           of such reductions in the Collateral
           Invested Amount:                                 $             0.00


J.   Aggregate Reallocated Principal Collections.

      1.   Reallocated Principal Collections
           Required to fund the Required Amount:            $             0.00

      2.   Shared Principal Collections from other
           Series allocated to Series 1999-1:                             N/A


K.   Aggregate Available Principal Collections treated as Shared
Principal Collections:                                      $             0.00

L.   Amount of Series Enhancement drawn upon and allocated to
Series 1999-1:                                              $             0.00



V. Series 1999-2 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                                       Series       Total Investor   Transferors
A. Investor/Transferor Allocations                                   Allocations        Interest       Interest
----------------------------------                                   -----------    --------------   -----------
Invested /Transferor Amount at 12/25/01                              572,122,847       500,000,000    72,122,847
Adjusted Invested Amount at 12/25/01 (Restated for Jan Addition)     655,859,758       500,000,000   155,859,758
Collections of Finance Chg. Receivables                              123,448,978       102,118,659    21,330,319
Collections of Principal Receivables                               1,347,541,574     1,115,591,294   231,950,280
Defaulted Amount                                                      39,836,307        32,895,222     6,941,085

Invested / Transferor Amounts at 12/25/02                            674,214,514       500,000,000   174,214,514


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      Collateral
B. Monthly Period Funding Requirements                                   Class A             Class     Interest           Total
--------------------------------------                                   -------             -----    ----------          -----

Monthly Interest Due                                                  25,733,750         1,830,000       993,196     28,556,946
Investor Default Amount                                               28,454,367         1,973,713     2,467,142     32,895,222
Investor Monthly Fees Due                                              8,650,000           600,000       750,000     10,000,000
Investor Additional Amounts Due                                                0                 0             0              0
Total Due                                                             62,838,117         4,403,713     4,210,338     71,452,168

Reallocated Investor Finance Charge Collections                                                                              NA

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      Collateral
C. Certificates - Balances and Distributions                             Class A           Class B     Interest           Total
--------------------------------------------                             -------           -------    ----------          -----

Certificates Balance at 12/25/01                                     432,500,000        30,000,000    37,500,000    500,000,000
Interest Distributions                                                25,733,750         1,830,000       993,196     28,556,946
Principal Deposits - Prin. Funding Account                                     0                 0             0              0
Principal Distributions                                                        0                 0             0              0
Total Distributions                                                   25,733,750         1,830,000       993,196     28,556,946
Certificates Balance at 12/25/02                                     432,500,000        30,000,000    37,500,000    500,000,000



D. Aggregate Distributions in respect of the Class A Certificates per $1,000 original certificate principal amount.

      1.   Total                                            $            59.50

      2.   Amount in respect of Class A Monthly Interest    $            59.50

      3.   Amount in respect of Class A Outstanding
           Monthly Interest                                 $             0.00

      4.   Amount in respect of Class A Additional
           Interest                                         $             0.00

      5.   Amount in respect of Class A Principal           $             0.00


E. Aggregate Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs.

      1.   Total amount of Class A Investor Charge-Offs:    $             0.00

      2.   Amount of Class A Investor Charge-
           Offs per $1,000 original certificate
           principal amount:                                $             0.00

      3.   Total amount reimbursed in respect of
           Class A Investor Charge-Offs:                    $             0.00

      4.   Amount reimbursed in respect of Class
           A Investor Charge-Offs per $1,000
           original certificate principal amount:           $             0.00


F. Aggregate Distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

      1.   Total                                            $            61.00

      2.   Amount in respect of Class B Monthly Interest    $            61.00

      3.   Amount in respect of Class B Outstanding
           Monthly Interest                                 $             0.00

      4.   Amount in respect of Class B Additional
           Interest                                         $             0.00

      5.   Amount in respect of Class B Principal           $             0.00


G. Reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount as of December 25, 2002.

      1.   The amount of reductions in Class B
           Invested Amount pursuant to clauses
           (c), (d), and (e) of the definition
           of Class B Invested Amount:                      $             0.00

      2.   The amount of reductions in the
           Class B Invested Amount set forth in
           paragraph 1 above, per $1,000 original
           certificate principal amount:                    $             0.00

      3.   The total amount reimbursed in respect
           of such reductions in the Class B
           Invested Amount:                                 $             0.00

      4.   The amount set forth in paragraph 3
           above, per $1,000 original certificate
           principal amount:                                $             0.00


H.   Aggregate Distributions to the Collateral Interest Holder.

      1.   Total amount distributed to the Collateral
           Interest Holder:                                 $       993,196.11

      2.   Amount distributed in respect of Collateral
           Monthly Interest:                                $       993,196.11

      3.   Amount distributed in respect of Collateral
           Additional Interest:                             $             0.00

      4.   The amount distributed to the Collateral
           Interest Holder in respect of principal
           on the Collateral Invested Amount:               $             0.00


I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount as of December 25, 2002.

      1.   The amount of reductions in the
           Collateral Invested Amount pursuant
           to clauses (c), (d), and (e) of the
           definition of Collateral Invested Amount:        $             0.00

      2.   The total amount reimbursed in respect
           of such reductions in the Collateral
           Invested Amount:                                 $             0.00


J.   Aggregate Reallocated Principal Collections.

      1.   Reallocated Principal Collections
           Required to fund the Required Amount:            $             0.00

      2.   Shared Principal Collections from other
           Series allocated to Series 1999-2:                             N/A


K.   Aggregate Available Principal Collections treated as Shared
Principal Collections:                                      $             0.00

L.   Amount of Series Enhancement drawn upon and allocated to
Series 1999-2:                                              $             0.00



VI. Series 1999-3 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                                       Series       Total Investor   Transferors
A. Investor/Transferor Allocations                                   Allocations       Interest       Interest
----------------------------------                                   -----------    --------------   -----------
Invested /Transferor Amount at 12/25/01                            1,144,245,693     1,000,000,000   144,245,693
Adjusted Invested Amount at 12/25/01 (Restated for Jan Addition)   1,311,719,516     1,000,000,000   311,719,516
Collections of Finance Chg. Receivables                              246,897,955       204,237,318    42,660,637
Collections of Principal Receivables                               2,695,083,147     2,231,182,588   463,900,560
Defaulted Amount                                                      79,672,613        65,790,444    13,882,170

Invested / Transferor Amounts at 12/25/02                          1,348,429,028     1,000,000,000   348,429,028


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      Collateral
B. Monthly Period Funding Requirements                                   Class A           Class B     Interest             Total
--------------------------------------                                   -------           -------    ----------            -----

Monthly Interest Due                                                  15,911,460         1,705,152     2,516,097       20,132,709
Investor Default Amount                                               54,277,116         5,263,235     6,250,092       65,790,444
Investor Monthly Fees Due                                             16,500,000         1,600,000     1,900,000       20,000,000
Investor Additional Amounts Due                                                0                 0             0                0
Total Due                                                             86,688,576         8,568,387    10,666,189      105,923,153

Reallocated Investor Finance Charge Collections                                                                                NA

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      Collateral
C. Certificates - Balances and Distributions                             Class A           Class B     Interest             Total
--------------------------------------------                             -------           -------    ----------            -----

Certificates Balance at 12/25/01                                     825,000,000        80,000,000    95,000,000    1,000,000,000
Interest Distributions                                                15,911,460         1,705,152     2,516,097       20,132,709
Principal Deposits - Prin. Funding Account                                     0                 0             0                0
Principal Distributions                                                        0                 0             0                0
Total Distributions                                                   15,911,460         1,705,152     2,516,097       20,132,709
Certificates Balance at 12/25/02                                     825,000,000        80,000,000    95,000,000    1,000,000,000



 D. Aggregate Distributions in respect of the Class A Certificates per $1,000 original certificate principal amount.

      1.   Total                                            $            19.29

      2.   Amount in respect of Class A Monthly Interest    $            19.29

      3.   Amount in respect of Class A Outstanding
           Monthly Interest                                 $             0.00

      4.   Amount in respect of Class A Additional
           Interest                                         $             0.00

      5.   Amount in respect of Class A Principal           $             0.00


E. Aggregate Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs.

      1.   Total amount of Class A Investor Charge-Offs:    $             0.00

      2.   Amount of Class A Investor Charge-
           Offs per $1,000 original certificate
           principal amount:                                $             0.00

      3.   Total amount reimbursed in respect of
           Class A Investor Charge-Offs:                    $             0.00

      4.   Amount reimbursed in respect of Class
           A Investor Charge-Offs per $1,000
           original certificate principal amount:           $             0.00


F. Aggregate Distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

      1.   Total                                            $            21.31

      2.   Amount in respect of Class B Monthly Interest    $            21.31

      3.   Amount in respect of Class B Outstanding
           Monthly Interest                                 $             0.00

      4.   Amount in respect of Class B Additional
           Interest                                         $             0.00

      5.   Amount in respect of Class B Principal           $             0.00


G. Reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount as of December 25, 2002.

      1.   The amount of reductions in Class B
           Invested Amount pursuant to clauses
           (c), (d), and (e) of the definition
           of Class B Invested Amount:                      $             0.00

      2.   The amount of reductions in the
           Class B Invested Amount set forth in
           paragraph 1 above, per $1,000 original
           certificate principal amount:                    $             0.00

      3.   The total amount reimbursed in respect
           of such reductions in the Class B
           Invested Amount:                                 $             0.00

      4.   The amount set forth in paragraph 3
           above, per $1,000 original certificate
           principal amount:                                $             0.00


H.   Aggregate Distributions to the Collateral Interest Holder.

      1.   Total amount distributed to the Collateral
           Interest Holder:                                 $     2,516,096.84

      2.   Amount distributed in respect of Collateral
           Monthly Interest:                                $     2,516,096.84

      3.   Amount distributed in respect of Collateral
           Additional Interest:                             $             0.00

      4.   The amount distributed to the Collateral
           Interest Holder in respect of principal
           on the Collateral Invested Amount:               $             0.00


I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount as of December 25, 2002.

      1.   The amount of reductions in the
           Collateral Invested Amount pursuant
           to clauses (c), (d), and (e) of the
           definition of Collateral Invested Amount:        $             0.00

      2.   The total amount reimbursed in respect
           of such reductions in the Collateral
           Invested Amount:                                 $             0.00


J.   Aggregate Reallocated Principal Collections.

      1.   Reallocated Principal Collections
           Required to fund the Required Amount:            $             0.00

      2.   Shared Principal Collections from other
           Series allocated to Series 1999-3:                             N/A


K.   Aggregate Available Principal Collections treated as Shared
Principal Collections:                                      $             0.00

L.   Amount of Series Enhancement drawn upon and allocated to
Series 1999-3:                                              $             0.00



VII. Series 1999-4 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                                       Series       Total Investor    Transferors
A. Investor/Transferor Allocations                                   Allocations        Interest        Interest
----------------------------------                                   -----------    --------------    ----------
Invested /Transferor Amount at 12/25/01                              572,122,847       500,000,000    72,122,847
Adjusted Invested Amount at 12/25/01 (Restated for Jan Addition)     655,859,758       500,000,000   155,859,758
Collections of Finance Chg. Receivables                               64,171,586        51,465,016    12,715,361
Collections of Principal Receivables                                 682,791,187       547,769,655   135,021,532
Defaulted Amount                                                      21,267,531        17,043,096     4,224,435

Invested / Transferor Amounts at 12/25/02                                      0                 0             0


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      Collateral
B. Monthly Period Funding Requirements                                   Class A           Class B     Interest           Total
--------------------------------------                                   -------           -------    ----------          -----

Monthly Interest Due                                                   4,192,146           456,789       633,188      5,282,123
Investor Default Amount                                               14,060,554         1,363,448     1,619,094     17,043,096
Investor Monthly Fees Due                                              4,125,000           400,000       475,000      5,000,000
Investor Additional Amounts Due                                                0                 0             0              0
Total Due                                                             22,377,700         2,220,237     2,727,282     27,325,218

Reallocated Investor Finance Charge Collections                                                                              NA

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      Collateral
C. Certificates - Balances and Distributions                             Class A           Class B     Interest           Total
--------------------------------------------                             -------           -------    ----------          -----

Certificates Balance at 12/25/01                                     412,500,000        40,000,000    47,500,000    500,000,000
Interest Distributions                                                 4,192,146           456,789       633,188      5,282,123
Principal Deposits - Prin. Funding Account                           412,500,000        40,000,000             0    452,500,000
Principal Distributions                                              412,500,000        40,000,000    47,500,000    500,000,000
Total Distributions                                                  416,692,146        40,456,789    48,133,188    505,282,123
Certificates Balance at 12/25/02                                               0                 0             0              0



D. Aggregate Distributions in respect of the Class A Certificates per $1,000 original certificate principal amount.

      1.   Total                                            $         1,010.16

      2.   Amount in respect of Class A Monthly Interest    $            10.16

      3.   Amount in respect of Class A Outstanding
           Monthly Interest                                 $             0.00

      4.   Amount in respect of Class A Additional
           Interest                                         $             0.00

      5.   Amount in respect of Class A Principal           $         1,000.00


E. Aggregate Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs.

      1.   Total amount of Class A Investor Charge-Offs:    $             0.00

      2.   Amount of Class A Investor Charge-
           Offs per $1,000 original certificate
           principal amount:                                $             0.00

      3.   Total amount reimbursed in respect of
           Class A Investor Charge-Offs:                    $             0.00

      4.   Amount reimbursed in respect of Class
           A Investor Charge-Offs per $1,000
           original certificate principal amount:           $             0.00


F. Aggregate Distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

      1.   Total                                            $         1,011.42

      2.   Amount in respect of Class B Monthly Interest    $            11.42

      3.   Amount in respect of Class B Outstanding
           Monthly Interest                                 $             0.00

      4.   Amount in respect of Class B Additional
           Interest                                         $             0.00

      5.   Amount in respect of Class B Principal           $         1,000.00


G. Reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount as of December 25, 2002.

      1.   The amount of reductions in Class B
           Invested Amount pursuant to clauses
           (c), (d), and (e) of the definition
           of Class B Invested Amount:                      $             0.00

      2.   The amount of reductions in the
           Class B Invested Amount set forth in
           paragraph 1 above, per $1,000 original
           certificate principal amount:                    $             0.00

      3.   The total amount reimbursed in respect
           of such reductions in the Class B
           Invested Amount:                                 $             0.00

      4.   The amount set forth in paragraph 3
           above, per $1,000 original certificate
           principal amount:                                $             0.00


H.   Aggregate Distributions to the Collateral Interest Holder.

      1.   Total amount distributed to the Collateral
           Interest Holder:                                 $    48,133,188.20

      2.   Amount distributed in respect of Collateral
           Monthly Interest:                                $       633,188.20

      3.   Amount distributed in respect of Collateral
           Additional Interest:                             $             0.00

      4.   The amount distributed to the Collateral
           Interest Holder in respect of principal
           on the Collateral Invested Amount:               $             0.00


I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount as of December 25, 2002.

      1.   The amount of reductions in the
           Collateral Invested Amount pursuant
           to clauses (c), (d), and (e) of the
           definition of Collateral Invested Amount:        $             0.00

      2.   The total amount reimbursed in respect
           of such reductions in the Collateral
           Invested Amount:                                 $             0.00


J.   Aggregate Reallocated Principal Collections.

      1.   Reallocated Principal Collections
           Required to fund the Required Amount:            $             0.00

      2.   Shared Principal Collections from other
           Series allocated to Series 1999-4:                             N/A


K.   Aggregate Available Principal Collections treated as Shared
Principal Collections:                                      $             0.00

L.   Amount of Series Enhancement drawn upon and allocated to
Series 1999-4:                                              $             0.00



VIII. Series 1999-5 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                                       Series       Total Investor    Transferors
A. Investor/Transferor Allocations                                   Allocations        Interest        Interest
----------------------------------                                   -----------    --------------    ----------
Invested /Transferor Amount at 12/25/01                              572,122,847       500,000,000    72,122,847
Adjusted Invested Amount at 12/25/01 (Restated for Jan Addition)     655,859,758       500,000,000   155,859,758
Collections of Finance Chg. Receivables                              123,448,978       102,118,659    21,330,319
Collections of Principal Receivables                               1,347,541,574     1,115,591,294   231,950,280
Defaulted Amount                                                      39,836,307        32,895,222     6,941,085

Invested / Transferor Amounts at 12/25/02                            674,214,514       500,000,000   174,214,514


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      Collateral
B. Monthly Period Funding Requirements                                   Class A           Class B     Interest           Total
--------------------------------------                                   -------           -------    ----------          -----

Monthly Interest Due                                                   8,373,959           909,354     1,282,128     10,565,441
Investor Default Amount                                               27,138,558         2,631,618     3,125,046     32,895,222
Investor Monthly Fees Due                                              8,250,000           800,000       950,000     10,000,000
Investor Additional Amounts Due                                                0                 0             0              0
Total Due                                                             43,762,517         4,340,971     5,357,174     53,460,663

Reallocated Investor Finance Charge Collections                                                                              NA

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      Collateral
C. Certificates - Balances and Distributions                             Class A           Class B     Interest           Total
--------------------------------------------                             -------           -------    ----------          -----

Certificates Balance at 12/25/01                                     412,500,000        40,000,000    47,500,000    500,000,000
Interest Distributions                                                 8,373,959           909,354     1,282,128     10,565,441
Principal Deposits - Prin. Funding Account                                     0                 0             0              0
Principal Distributions                                                        0                 0             0              0
Total Distributions                                                    8,373,959           909,354     1,282,128     10,565,441
Certificates Balance at 12/25/02                                     412,500,000        40,000,000    47,500,000    500,000,000



D. Aggregate Distributions in respect of the Class A Certificates per $1,000 original certificate principal amount.

      1.   Total                                            $            20.30

      2.   Amount in respect of Class A Monthly Interest    $            20.30

      3.   Amount in respect of Class A Outstanding
           Monthly Interest                                 $             0.00

      4.   Amount in respect of Class A Additional
           Interest                                         $             0.00

      5.   Amount in respect of Class A Principal           $             0.00


E. Aggregate Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs.

      1.   Total amount of Class A Investor Charge-Offs:    $             0.00

      2.   Amount of Class A Investor Charge-
           Offs per $1,000 original certificate
           principal amount:                                $             0.00

      3.   Total amount reimbursed in respect of
           Class A Investor Charge-Offs:                    $             0.00

      4.   Amount reimbursed in respect of Class
           A Investor Charge-Offs per $1,000
           original certificate principal amount:           $             0.00


F. Aggregate Distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

      1.   Total                                            $            22.73

      2.   Amount in respect of Class B Monthly Interest    $            22.73

      3.   Amount in respect of Class B Outstanding
           Monthly Interest                                 $             0.00

      4.   Amount in respect of Class B Additional
           Interest                                         $             0.00

      5.   Amount in respect of Class B Principal           $             0.00


G. Reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount as of December 25, 2002.

      1.   The amount of reductions in Class B
           Invested Amount pursuant to clauses
           (c), (d), and (e) of the definition
           of Class B Invested Amount:                      $             0.00

      2.   The amount of reductions in the
           Class B Invested Amount set forth in
           paragraph 1 above, per $1,000 original
           certificate principal amount:                    $             0.00

      3.   The total amount reimbursed in respect
           of such reductions in the Class B
           Invested Amount:                                 $             0.00

      4.   The amount set forth in paragraph 3
           above, per $1,000 original certificate
           principal amount:                                $             0.00


H.   Aggregate Distributions to the Collateral Interest Holder.

      1.   Total amount distributed to the Collateral
           Interest Holder:                                 $     1,282,128.28

      2.   Amount distributed in respect of Collateral
           Monthly Interest:                                $     1,282,128.28

      3.   Amount distributed in respect of Collateral
           Additional Interest:                             $             0.00

      4.   The amount distributed to the Collateral
           Interest Holder in respect of principal
           on the Collateral Invested Amount:               $             0.00


I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount as of December 25, 2002.

      1.   The amount of reductions in the
           Collateral Invested Amount pursuant
           to clauses (c), (d), and (e) of the
           definition of Collateral Invested Amount:        $             0.00

      2.   The total amount reimbursed in respect
           of such reductions in the Collateral
           Invested Amount:                                 $             0.00


J.   Aggregate Reallocated Principal Collections.

      1.   Reallocated Principal Collections
           Required to fund the Required Amount:            $             0.00

      2.   Shared Principal Collections from other
           Series allocated to Series 1999-5:                             N/A


K.   Aggregate Available Principal Collections treated as Shared
Principal Collections:                                      $             0.00

L.   Amount of Series Enhancement drawn upon and allocated to
Series 1999-5:                                              $             0.00



IX. Series 1999-6 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                                       Series       Total Investor   Transferors
A. Investor/Transferor Allocations                                   Allocations        Interest      Interest
----------------------------------                                   -----------    --------------   -----------
Invested /Transferor Amount at 12/25/01                              572,122,847       500,000,000    72,122,847
Adjusted Invested Amount at 12/25/01 (Restated for Jan Addition)     655,859,758       500,000,000   155,859,758
Collections of Finance Chg. Receivables                               73,726,908        59,963,651    13,768,897
Collections of Principal Receivables                                 787,791,346       641,192,867   146,598,479
Defaulted Amount                                                      24,346,606        19,782,683     4,563,923

Invested / Transferor Amounts at 12/25/02                                      0                 0             0


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      Collateral
B. Monthly Period Funding Requirements                                   Class A           Class B     Interest           Total
--------------------------------------                                   -------           -------    ----------          -----

Monthly Interest Due                                                   4,978,546           536,946       769,093      6,284,584
Investor Default Amount                                               16,320,714         1,582,615     1,879,355     19,782,683
Investor Monthly Fees Due                                              4,812,500           466,667       554,167      5,833,333
Investor Additional Amounts Due                                                0                 0             0              0
Total Due                                                             26,111,759         2,586,227     3,202,614     31,900,601

Reallocated Investor Finance Charge Collections                                                                              NA

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      Collateral
C. Certificates - Balances and Distributions                             Class A           Class B     Interest           Total
--------------------------------------------                             -------           -------    ----------          -----

Certificates Balance at 12/25/01                                     412,500,000        40,000,000    47,500,000    500,000,000
Interest Distributions                                                 4,978,546           536,946       769,093      6,284,584
Principal Deposits - Prin. Funding Account                           412,500,000        40,000,000             0    452,500,000
Principal Distributions                                              412,500,000        40,000,000    47,500,000    500,000,000
Total Distributions                                                  417,478,546        40,536,946    48,269,093    506,284,584
Certificates Balance at 12/25/02                                               0                 0             0              0



D. Aggregate Distributions in respect of the Class A Certificates per $1,000 original certificate principal amount.

      1.   Total                                            $         1,012.07

      2.   Amount in respect of Class A Monthly Interest    $            12.07

      3.   Amount in respect of Class A Outstanding
           Monthly Interest                                 $             0.00

      4.   Amount in respect of Class A Additional
           Interest                                         $         1,000.00

      5.   Amount in respect of Class A Principal           $             0.00


E. Aggregate Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs.

      1.   Total amount of Class A Investor Charge-Offs:    $             0.00

      2.   Amount of Class A Investor Charge-
           Offs per $1,000 original certificate
           principal amount:                                $             0.00

      3.   Total amount reimbursed in respect of
           Class A Investor Charge-Offs:                    $             0.00

      4.   Amount reimbursed in respect of Class
           A Investor Charge-Offs per $1,000
           original certificate principal amount:           $             0.00


F. Aggregate Distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

      1.   Total                                            $         1,013.42

      2.   Amount in respect of Class B Monthly Interest    $            13.42

      3.   Amount in respect of Class B Outstanding
           Monthly Interest                                 $             0.00

      4.   Amount in respect of Class B Additional
           Interest                                         $             0.00

      5.   Amount in respect of Class B Principal           $         1,000.00


G. Reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount as of December 25, 2002.

      1.   The amount of reductions in Class B
           Invested Amount pursuant to clauses
           (c), (d), and (e) of the definition
           of Class B Invested Amount:                      $             0.00

      2.   The amount of reductions in the
           Class B Invested Amount set forth in
           paragraph 1 above, per $1,000 original
           certificate principal amount:                    $             0.00

      3.   The total amount reimbursed in respect
           of such reductions in the Class B
           Invested Amount:                                 $             0.00

      4.   The amount set forth in paragraph 3
           above, per $1,000 original certificate
           principal amount:                                $             0.00


H.   Aggregate Distributions to the Collateral Interest Holder.

      1.   Total amount distributed to the Collateral
           Interest Holder:                                 $    48,269,092.63

      2.   Amount distributed in respect of Collateral
           Monthly Interest:                                $       769,092.63

      3.   Amount distributed in respect of Collateral
           Additional Interest:                             $             0.00

      4.   The amount distributed to the Collateral
           Interest Holder in respect of principal
           on the Collateral Invested Amount:               $             0.00


I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount as of December 25, 2002.

      1.   The amount of reductions in the
           Collateral Invested Amount pursuant
           to clauses (c), (d), and (e) of the
           definition of Collateral Invested Amount:        $             0.00

      2.   The total amount reimbursed in respect
           of such reductions in the Collateral
           Invested Amount:                                 $             0.00


J.   Aggregate Reallocated Principal Collections.

      1.   Reallocated Principal Collections
           Required to fund the Required Amount:            $             0.00

      2.   Shared Principal Collections from other
           Series allocated to Series 1999-6:                              N/A


K.   Aggregate Available Principal Collections treated as Shared
Principal Collections:                                      $             0.00

L.   Amount of Series Enhancement drawn upon and allocated to
Series 1999-6:                                              $             0.00



X. Series 2000-1 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                                       Series       Total Investor   Transferors
A. Investor/Transferor Allocations                                   Allocations       Interest       Interest
----------------------------------                                   -----------    --------------   -----------
Invested /Transferor Amount at 12/25/01                              572,122,847       500,000,000    72,122,847
Adjusted Invested Amount at 12/25/01 (Restated for Jan Addition)     655,859,758       500,000,000   155,859,758
Collections of Finance Chg. Receivables                              123,448,978       102,118,659    21,330,319
Collections of Principal Receivables                               1,347,541,574     1,115,591,294   231,950,280
Defaulted Amount                                                      39,836,307        32,895,222     6,941,085

Invested / Transferor Amounts at 12/25/02                            674,214,514       500,000,000   174,214,514


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      Collateral
B. Monthly Period Funding Requirements                                   Class A           Class B     Interest           Total
--------------------------------------                                   -------           -------    ----------          -----

Monthly Interest Due                                                  31,140,000         2,220,000     1,012,207     34,372,207
Investor Default Amount                                               28,454,367         1,973,713     2,467,142     32,895,222
Investor Monthly Fees Due                                              8,650,000           600,000       750,000     10,000,000
Investor Additional Amounts Due                                                0                 0             0              0
Total Due                                                             68,244,367         4,793,713     4,229,348     77,267,428

Reallocated Investor Finance Charge Collections                                                                          NA

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      Collateral
C. Certificates - Balances and Distributions                             Class A           Class B     Interest           Total
--------------------------------------------                             -------           -------    ----------          -----

Certificates Balance at 12/25/01                                     432,500,000        30,000,000    37,500,000    500,000,000
Interest Distributions                                                31,140,000         2,220,000     1,012,207     34,372,207
Principal Deposits - Prin. Funding Account                                     0                 0             0              0
Principal Distributions                                                        0                 0             0              0
Total Distributions                                                   31,140,000         2,220,000     1,012,207     34,372,207
Certificates Balance at 12/25/02                                     432,500,000        30,000,000    37,500,000    500,000,000



D. Aggregate Distributions in respect of the Class A Certificates per $1,000 original certificate principal amount.

      1.   Total                                            $            72.00

      2.   Amount in respect of Class A Monthly Interest    $            72.00

      3.   Amount in respect of Class A Outstanding
           Monthly Interest                                 $             0.00

      4.   Amount in respect of Class A Additional
           Interest                                         $             0.00

      5.   Amount in respect of Class A Principal           $             0.00


E. Aggregate Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs.

      1.   Total amount of Class A Investor Charge-Offs:    $             0.00

      2.   Amount of Class A Investor Charge-
           Offs per $1,000 original certificate
           principal amount:                                $             0.00

      3.   Total amount reimbursed in respect of
           Class A Investor Charge-Offs:                    $             0.00

      4.   Amount reimbursed in respect of Class
           A Investor Charge-Offs per $1,000
           original certificate principal amount:           $             0.00


F. Aggregate Distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

      1.   Total                                            $            74.00

      2.   Amount in respect of Class B Monthly Interest    $            74.00

      3.   Amount in respect of Class B Outstanding
           Monthly Interest                                 $             0.00

      4.   Amount in respect of Class B Additional
           Interest                                         $             0.00

      5.   Amount in respect of Class B Principal           $             0.00


G. Reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount as of December 25, 2002.

      1.   The amount of reductions in Class B
           Invested Amount pursuant to clauses
           (c), (d), and (e) of the definition
           of Class B Invested Amount:                      $             0.00

      2.   The amount of reductions in the
           Class B Invested Amount set forth in
           paragraph 1 above, per $1,000 original
           certificate principal amount:                    $             0.00

      3.   The total amount reimbursed in respect
           of such reductions in the Class B
           Invested Amount:                                 $             0.00

      4.   The amount set forth in paragraph 3
           above, per $1,000 original certificate
           principal amount:                                $             0.00


H.   Aggregate Distributions to the Collateral Interest Holder.

      1.   Total amount distributed to the Collateral
           Interest Holder:                                 $     1,012,206.53

      2.   Amount distributed in respect of Collateral
           Monthly Interest:                                $     1,012,206.53

      3.   Amount distributed in respect of Collateral
           Additional Interest:                             $             0.00

      4.   The amount distributed to the Collateral
           Interest Holder in respect of principal
           on the Collateral Invested Amount:               $             0.00


I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount as of December 25, 2002.

      1.   The amount of reductions in the
           Collateral Invested Amount pursuant
           to clauses (c), (d), and (e) of the
           definition of Collateral Invested Amount:        $             0.00

      2.   The total amount reimbursed in respect
           of such reductions in the Collateral
           Invested Amount:                                 $             0.00


J.   Aggregate Reallocated Principal Collections.

      1.   Reallocated Principal Collections
           Required to fund the Required Amount:            $             0.00

      2.    Shared Principal Collections from other
           Series allocated to Series 2000-1:                              N/A


K.   Aggregate Available Principal Collections treated as Shared
Principal Collections:                                      $             0.00

L.   Amount of Series Enhancement drawn upon and allocated to
Series 2000-1:                                              $             0.00



XI. Series 2000-2 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                                       Series       Total Investor   Transferors
A. Investor/Transferor Allocations                                   Allocations        Interest      Interest
----------------------------------                                    -----------    --------------   -----------
Invested /Transferor Amount at 12/25/01                              572,122,847       500,000,000    72,122,847
Adjusted Invested Amount at 12/25/01 (Restated for Jan Addition)     655,859,758       500,000,000   155,859,758
Collections of Finance Chg. Receivables                              123,448,978       102,118,659    21,330,319
Collections of Principal Receivables                               1,347,541,574     1,115,591,294   231,950,280
Defaulted Amount                                                      39,836,307        32,895,222     6,941,085

Invested / Transferor Amounts at 12/25/02                            674,214,514       500,000,000   174,214,514


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      Collateral
B. Monthly Period Funding Requirements                                   Class A           Class B     Interest           Total
--------------------------------------                                   -------           -------    ----------          -----

Monthly Interest Due                                                   8,060,287           856,631     1,282,128     10,199,047
Investor Default Amount                                               27,138,558         2,631,618     3,125,046     32,895,222
Investor Monthly Fees Due                                              8,250,000           800,000       950,000     10,000,000
Investor Additional Amounts Due                                                0                 0             0              0
Total Due                                                             43,448,845         4,288,249     5,357,174     53,094,269

Reallocated Investor Finance Charge Collections                                                                              NA

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      Collateral
C. Certificates - Balances and Distributions                             Class A           Class B     Interest           Total
--------------------------------------------                             -------           -------    ----------          -----

Certificates Balance at 12/25/01                                     412,500,000        40,000,000    47,500,000    500,000,000
Interest Distributions                                                 8,060,287           856,631     1,282,128     10,199,047
Principal Deposits - Prin. Funding Account                                     0                 0             0              0
Principal Distributions                                                        0                 0             0              0
Total Distributions                                                    8,060,287           856,631     1,282,128     10,199,047
Certificates Balance at 12/25/02                                     412,500,000        40,000,000    47,500,000    500,000,000



D. Aggregate Distributions in respect of the Class A Certificates per $1,000 original certificate principal amount.

      1.   Total                                            $            19.54

      2.   Amount in respect of Class A Monthly Interest    $            19.54

      3.   Amount in respect of Class A Outstanding
           Monthly Interest                                 $             0.00

      4.   Amount in respect of Class A Additional
           Interest                                         $             0.00

      5.   Amount in respect of Class A Principal           $             0.00


E. Aggregate Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs.

      1.   Total amount of Class A Investor Charge-Offs:    $             0.00

      2.   Amount of Class A Investor Charge-
           Offs per $1,000 original certificate
           principal amount:                                $             0.00

      3.   Total amount reimbursed in respect of
           Class A Investor Charge-Offs:                    $             0.00

      4.   Amount reimbursed in respect of Class
           A Investor Charge-Offs per $1,000
           original certificate principal amount:           $             0.00


F. Aggregate Distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

      1.   Total                                            $            21.42

      2.   Amount in respect of Class B Monthly Interest    $            21.42

      3.   Amount in respect of Class B Outstanding
           Monthly Interest                                 $             0.00

      4.   Amount in respect of Class B Additional
           Interest                                         $             0.00

      5.   Amount in respect of Class B Principal           $             0.00


G. Reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount as of December 25, 2002.

      1.   The amount of reductions in Class B
           Invested Amount pursuant to clauses
           (c), (d), and (e) of the definition
           of Class B Invested Amount:                      $             0.00

      2.   The amount of reductions in the
           Class B Invested Amount set forth in
           paragraph 1 above, per $1,000 original
           certificate principal amount:                    $             0.00

      3.   The total amount reimbursed in respect
           of such reductions in the Class B
           Invested Amount:                                 $             0.00

      4.   The amount set forth in paragraph 3
           above, per $1,000 original certificate
           principal amount:                                $             0.00


H.   Aggregate Distributions to the Collateral Interest Holder.

      1.   Total amount distributed to the Collateral
           Interest Holder:                                 $     1,282,128.28

      2.   Amount distributed in respect of Collateral
           Monthly Interest:                                $     1,282,128.28

      3.   Amount distributed in respect of Collateral
           Additional Interest:                             $             0.00

      4.   The amount distributed to the Collateral
           Interest Holder in respect of principal
           on the Collateral Invested Amount:               $             0.00


I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount as of December 25, 2002.

      1.   The amount of reductions in the
           Collateral Invested Amount pursuant
           to clauses (c), (d), and (e) of the
           definition of Collateral Invested Amount:        $             0.00

      2.   The total amount reimbursed in respect
           of such reductions in the Collateral
           Invested Amount:                                 $             0.00


J.   Aggregate Reallocated Principal Collections.

      1.   Reallocated Principal Collections
           Required to fund the Required Amount:            $             0.00

      2.   Shared Principal Collections from other
           Series allocated to Series 2000-2:                              N/A


K.   Aggregate Available Principal Collections treated as Shared
Principal Collections:                                      $             0.00

L.   Amount of Series Enhancement drawn upon and allocated to
Series 2000-2:                                              $             0.00



XII. Series 2000-3 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                                       Series       Total Investor    Transferors
A. Investor/Transferor Allocations                                   Allocations       Interest        Interest
----------------------------------                                   -----------    --------------    ----------
Invested /Transferor Amount at 12/25/01                            1,144,245,693     1,000,000,000   144,245,693
Adjusted Invested Amount at 12/25/01 (Restated for Jan Addition)   1,311,719,516     1,000,000,000   311,719,516
Collections of Finance Chg. Receivables                              246,897,955       204,237,318    42,660,637
Collections of Principal Receivables                               2,695,083,147     2,231,182,588   463,900,560
Defaulted Amount                                                      79,672,613        65,790,444    13,882,170

Invested / Transferor Amounts at 12/25/02                          1,348,429,028     1,000,000,000   348,429,028


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      Collateral
B. Monthly Period Funding Requirements                                   Class A           Class B     Interest             Total
--------------------------------------                                   -------           -------    ----------            -----

Monthly Interest Due                                                  16,078,752         1,713,263     2,467,937       20,259,952
Investor Default Amount                                               54,277,116         5,263,235     6,250,092       65,790,444
Investor Monthly Fees Due                                             16,500,000         1,600,000     1,900,000       20,000,000
Investor Additional Amounts Due                                                0                 0             0                0
Total Due                                                             86,855,868         8,576,498    10,618,029      106,050,396

Reallocated Investor Finance Charge Collections                                                                                NA

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      Collateral
C. Certificates - Balances and Distributions                             Class A           Class B     Interest             Total
--------------------------------------------                             -------           -------    ----------            -----

Certificates Balance at 12/25/01                                     825,000,000        80,000,000    95,000,000    1,000,000,000
Interest Distributions                                                16,078,752         1,713,263     2,467,937       20,259,952
Principal Deposits - Prin. Funding Account                                     0                 0             0                0
Principal Distributions                                                        0                 0             0                0
Total Distributions                                                   16,078,752         1,713,263     2,467,937       20,259,952
Certificates Balance at 12/25/02                                     825,000,000        80,000,000    95,000,000    1,000,000,000



D. Aggregate Distributions in respect of the Class A Certificates per $1,000 original certificate principal amount.

      1.   Total                                            $            19.49

      2.   Amount in respect of Class A Monthly Interest    $            19.49

      3.   Amount in respect of Class A Outstanding
           Monthly Interest                                 $             0.00

      4.   Amount in respect of Class A Additional
           Interest                                         $             0.00

      5.   Amount in respect of Class A Principal           $             0.00


E. Aggregate Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs.

      1.   Total amount of Class A Investor Charge-Offs:    $             0.00

      2.   Amount of Class A Investor Charge-
           Offs per $1,000 original certificate
           principal amount:                                $             0.00

      3.   Total amount reimbursed in respect of
           Class A Investor Charge-Offs:                    $             0.00

      4.   Amount reimbursed in respect of Class
           A Investor Charge-Offs per $1,000
           original certificate principal amount:           $             0.00


F. Aggregate Distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

      1.   Total                                            $            21.42

      2.   Amount in respect of Class B Monthly Interest    $            21.42

      3.   Amount in respect of Class B Outstanding
           Monthly Interest                                 $             0.00

      4.   Amount in respect of Class B Additional
           Interest                                         $             0.00

      5.   Amount in respect of Class B Principal           $             0.00


G. Reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount as of December 25, 2002.

      1.   The amount of reductions in Class B
           Invested Amount pursuant to clauses
           (c), (d), and (e) of the definition
           of Class B Invested Amount:                      $             0.00

      2.   The amount of reductions in the
           Class B Invested Amount set forth in
           paragraph 1 above, per $1,000 original
           certificate principal amount:                    $             0.00

      3.   The total amount reimbursed in respect
           of such reductions in the Class B
           Invested Amount:                                 $             0.00

      4.   The amount set forth in paragraph 3
           above, per $1,000 original certificate
           principal amount:                                $             0.00


H.   Aggregate Distributions to the Collateral Interest Holder.

      1.   Total amount distributed to the Collateral
           Interest Holder:                                 $     2,467,937.11

      2.   Amount distributed in respect of Collateral
           Monthly Interest:                                $     2,467,937.11

      3.   Amount distributed in respect of Collateral
           Additional Interest:                             $             0.00

      4.   The amount distributed to the Collateral
           Interest Holder in respect of principal
           on the Collateral Invested Amount:               $             0.00


I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount as of December 25, 2002.

      1.   The amount of reductions in the
           Collateral Invested Amount pursuant
           to clauses (c), (d), and (e) of the
           definition of Collateral Invested Amount:        $             0.00

      2.   The total amount reimbursed in respect
           of such reductions in the Collateral
           Invested Amount:                                 $             0.00


J.   Aggregate Reallocated Principal Collections.

      1.   Reallocated Principal Collections
           Required to fund the Required Amount:            $             0.00

      2.    Shared Principal Collections from other
           Series allocated to Series 2000-3:                              N/A


K.   Aggregate Available Principal Collections treated as Shared
Principal Collections:                                      $             0.00

L.   Amount of Series Enhancement drawn upon and allocated to
Series 2000-3:                                              $             0.00



XIII. Series 2000-4 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                                       Series       Total Investor    Transferors
A. Investor/Transferor Allocations                                   Allocations        Interest       Interest
----------------------------------                                   -----------    --------------    ----------
Invested /Transferor Amount at 12/25/01                            1,386,965,378     1,212,122,000   174,843,378
Adjusted Invested Amount at 12/25/01 (Restated for Jan Addition)   1,589,964,083     1,212,122,000   377,842,083
Collections of Finance Chg. Receivables                              299,270,443       247,574,224    51,709,897
Collections of Principal Receivables                               3,266,769,575     2,704,465,500   562,304,074
Defaulted Amount                                                      96,572,927        79,746,044    16,826,883

Invested / Transferor Amounts at 12/25/02                          1,634,460,490     1,212,122,000   422,338,490


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      Collateral
B. Monthly Period Funding Requirements                                   Class A           Class B     Interest             Total
--------------------------------------                                   -------           -------    ----------            -----

Monthly Interest Due                                                  20,115,273         2,171,791     3,049,827       25,336,891
Investor Default Amount                                               65,790,444         6,379,699     7,575,901       79,746,044
Investor Monthly Fees Due                                             20,000,000         1,939,400     2,303,040       24,242,440
Investor Additional Amounts Due                                                0                 0             0                0
Total Due                                                            105,905,717        10,490,890    12,928,768      129,325,375

Reallocated Investor Finance Charge Collections                                                                               N/A
Interest and Principal Funding Investment Proceeds                                                                         29,633

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      Collateral
C. Certificates - Balances and Distributions                             Class A           Class B     Interest             Total
--------------------------------------------                             -------           -------    ----------            -----

Certificates Balance at 12/25/01                                   1,000,000,000        96,970,000   115,152,000    1,212,122,000
Interest Distributions                                                20,115,273         2,171,791     3,049,827       25,336,891
Principal Deposits - Prin. Funding Account                                     0                 0             0                0
Principal Distributions                                                        0                 0             0                0
Total Distributions                                                   20,443,190         2,202,983     3,049,827       25,696,000
Interest Funding Account Balance at 12/24/02                           1,279,167           142,223             0        1,421,389
Certificates Balance at 12/25/02                                   1,000,000,000        96,970,000   115,152,000    1,212,122,000



D. Aggregate Distributions in respect of the Class A Certificates per $1,000 original certificate principal amount.

      1.   Total                                            $            20.12

      2.   Amount in respect of Class A Monthly Interest    $            20.12

      3.   Amount in respect of Class A Outstanding
           Monthly Interest                                 $             0.00

      4.   Amount in respect of Class A Additional
           Interest                                         $             0.00

      5.   Amount in respect of Class A Principal           $             0.00


E. Aggregate Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs.

      1.   Total amount of Class A Investor Charge-Offs:    $             0.00

      2.   Amount of Class A Investor Charge-
           Offs per $1,000 original certificate
           principal amount:                                $             0.00

      3.   Total amount reimbursed in respect of
           Class A Investor Charge-Offs:                    $             0.00

      4.   Amount reimbursed in respect of Class
           A Investor Charge-Offs per $1,000
           original certificate principal amount:           $             0.00


F. Aggregate Distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

      1.   Total                                            $            22.40

      2.   Amount in respect of Class B Monthly Interest    $            22.40

      3.   Amount in respect of Class B Outstanding
           Monthly Interest                                 $             0.00

      4.   Amount in respect of Class B Additional
           Interest                                         $             0.00

      5.   Amount in respect of Class B Principal           $             0.00


G. Reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount as of December 25, 2002.

      1.   The amount of reductions in Class B
           Invested Amount pursuant to clauses
           (c), (d), and (e) of the definition
           of Class B Invested Amount:                      $             0.00

      2.   The amount of reductions in the
           Class B Invested Amount set forth in
           paragraph 1 above, per $1,000 original
           certificate principal amount:                    $             0.00

      3.   The total amount reimbursed in respect
           of such reductions in the Class B
           Invested Amount:                                 $             0.00

      4.   The amount set forth in paragraph 3
           above, per $1,000 original certificate
           principal amount:                                $             0.00


H.   Aggregate Distributions to the Collateral Interest Holder.

      1.   Total amount distributed to the Collateral
           Interest Holder:                                 $     3,049,827.17

      2.   Amount distributed in respect of Collateral
           Monthly Interest:                                $     3,049,827.17

      3.   Amount distributed in respect of Collateral
           Additional Interest:                             $             0.00

      4.   The amount distributed to the Collateral
           Interest Holder in respect of principal
           on the Collateral Invested Amount:               $             0.00


I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount as of December 25, 2002.

      1.   The amount of reductions in the
           Collateral Invested Amount pursuant
           to clauses (c), (d), and (e) of the
           definition of Collateral Invested Amount:        $             0.00

      2.   The total amount reimbursed in respect
           of such reductions in the Collateral
           Invested Amount:                                 $             0.00


J.   Aggregate Reallocated Principal Collections.

      1.   Reallocated Principal Collections
           Required to fund the Required Amount:            $             0.00

      2.   Shared Principal Collections from other
           Series allocated to Series 2000-4:                              N/A


K.   Aggregate Available Principal Collections treated as Shared
Principal Collections:                                      $             0.00

L.   Amount of Series Enhancement drawn upon and allocated to
Series 2000-4:                                              $             0.00



XIV. Series 2000-5 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                                       Series       Total Investor   Transferors
A. Investor/Transferor Allocations                                   Allocations        Interest      Interest
----------------------------------                                   -----------    --------------   -----------
Invested /Transferor Amount at 12/25/01                              901,526,008       787,878,000   113,648,008
Adjusted Invested Amount at 12/25/01 (Restated for Jan Addition)   1,033,474,949       787,878,000   245,596,949
Collections of Finance Chg. Receivables                              194,525,467       160,914,090    33,611,377
Collections of Principal Receivables                               2,123,396,720     1,757,899,675   365,497,045
Defaulted Amount                                                      62,772,299        51,834,843    10,937,456

Invested / Transferor Amounts at 12/25/02                          1,062,397,566       787,878,000   274,519,566


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      Collateral
B. Monthly Period Funding Requirements                                   Class A           Class B     Interest             Total
--------------------------------------                                   -------           -------    ----------            -----

Monthly Interest Due                                                  12,536,302         1,369,009     1,982,366       15,887,677
Investor Default Amount                                               42,763,788         4,146,772     4,924,283       51,834,843
Investor Monthly Fees Due                                             13,000,000         1,260,600     1,496,960       15,757,560
Investor Additional Amounts Due                                                0                 0             0                0
Total Due                                                             68,300,090         6,776,380     8,403,610       83,480,080

Reallocated Investor Finance Charge Collections                                                                                NA

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      Collateral
C. Certificates - Balances and Distributions                             Class A           Class B     Interest             Total
--------------------------------------------                             -------           -------    ----------            -----

Certificates Balance at 12/25/01                                     650,000,000        63,030,000    74,848,000      787,878,000
Interest Distributions                                                12,536,302         1,369,009     1,982,366       15,887,677
Principal Deposits - Prin. Funding Account                                     0                 0             0                0
Principal Distributions                                                        0                 0             0                0
Total Distributions                                                   12,536,302         1,369,009     1,982,366       15,887,677
Certificates Balance at 12/25/02                                     650,000,000        63,030,000    74,848,000      787,878,000



D. Aggregate Distributions in respect of the Class A Certificates per $1,000 original certificate principal amount.

      1.   Total                                            $            19.29

      2.   Amount in respect of Class A Monthly Interest    $            19.29

      3.   Amount in respect of Class A Outstanding
           Monthly Interest                                 $             0.00

      4.   Amount in respect of Class A Additional
           Interest                                         $             0.00

      5.   Amount in respect of Class A Principal           $             0.00


E. Aggregate Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs.

      1.   Total amount of Class A Investor Charge-Offs:    $             0.00

      2.   Amount of Class A Investor Charge-
           Offs per $1,000 original certificate
           principal amount:                                $             0.00

      3.   Total amount reimbursed in respect of
           Class A Investor Charge-Offs:                    $             0.00

      4.   Amount reimbursed in respect of Class
           A Investor Charge-Offs per $1,000
           original certificate principal amount:           $             0.00


F. Aggregate Distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

      1.   Total                                            $            21.72

      2.   Amount in respect of Class B Monthly Interest    $            21.72

      3.   Amount in respect of Class B Outstanding
           Monthly Interest                                 $             0.00

      4.   Amount in respect of Class B Additional
           Interest                                         $             0.00

      5.   Amount in respect of Class B Principal           $             0.00


G. Reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount as of December 25, 2002.

      1.   The amount of reductions in Class B
           Invested Amount pursuant to clauses
           (c), (d), and (e) of the definition
           of Class B Invested Amount:                      $             0.00

      2.   The amount of reductions in the
           Class B Invested Amount set forth in
           paragraph 1 above, per $1,000 original
           certificate principal amount:                    $             0.00

      3.   The total amount reimbursed in respect
           of such reductions in the Class B
           Invested Amount:                                 $             0.00

      4.   The amount set forth in paragraph 3
           above, per $1,000 original certificate
           principal amount:                                $             0.00


H.   Aggregate Distributions to the Collateral Interest Holder.

      1.   Total amount distributed to the Collateral
           Interest Holder:                                 $     1,982,366.47

      2.   Amount distributed in respect of Collateral
           Monthly Interest:                                $     1,982,366.47

      3.   Amount distributed in respect of Collateral
           Additional Interest:                             $             0.00

      4.   The amount distributed to the Collateral
           Interest Holder in respect of principal
           on the Collateral Invested Amount:               $             0.00


I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount as of December 25, 2002.

      1.   The amount of reductions in the
           Collateral Invested Amount pursuant
           to clauses (c), (d), and (e) of the
           definition of Collateral Invested Amount:        $             0.00

      2.   The total amount reimbursed in respect
           of such reductions in the Collateral
           Invested Amount:                                 $             0.00


J.   Aggregate Reallocated Principal Collections.

      1.   Reallocated Principal Collections
           Required to fund the Required Amount:            $             0.00

      2.   Shared Principal Collections from other
           Series allocated to Series 2000-5:                              N/A


K.   Aggregate Available Principal Collections treated as Shared
Principal Collections:                                      $             0.00

L.   Amount of Series Enhancement drawn upon and allocated to
Series 2000-5:                                              $             0.00



XV. Series 2001-1 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                                       Series       Total Investor   Transferors
A. Investor/Transferor Allocations                                   Allocations        Interest      Interest
----------------------------------                                   -----------    --------------    ----------
Invested /Transferor Amount at 12/25/01                              858,184,270       750,000,000   108,184,270
Adjusted Invested Amount at 12/25/01 (Restated for Jan Addition)     983,789,637       750,000,000   233,789,637
Collections of Finance Chg. Receivables                              185,173,466       153,177,989    31,995,478
Collections of Principal Receivables                               2,021,312,360     1,673,386,941   347,925,420
Defaulted Amount                                                      59,754,460        49,342,833    10,411,627

Invested / Transferor Amounts at 12/25/02                          1,011,321,771       750,000,000   261,321,771


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      Collateral
B. Monthly Period Funding Requirements                                   Class A           Class B     Interest            Total
--------------------------------------                                   -------           -------    ----------           -----

Monthly Interest Due                                                  11,933,595         1,327,530     1,959,312      15,220,438
Investor Default Amount                                               40,707,837         3,947,427     4,687,569      49,342,833
Investor Monthly Fees Due                                             12,375,000         1,200,000     1,425,000      15,000,000
Investor Additional Amounts Due                                                0                 0             0               0
Total Due                                                             65,016,432         6,474,957     8,071,881      79,563,271

Reallocated Investor Finance Charge Collections                                                                               NA

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      Collateral
C. Certificates - Balances and Distributions                             Class A           Class B     Interest            Total
--------------------------------------------                             -------           -------    ----------           -----

Certificates Balance at 12/25/01                                     618,750,000        60,000,000    71,250,000     750,000,000
Interest Distributions                                                11,933,595         1,327,530     1,959,312      15,220,438
Principal Deposits - Prin. Funding Account                                     0                 0             0               0
Principal Distributions                                                        0                 0             0               0
Total Distributions                                                   11,933,595         1,327,530     1,959,312      15,220,438
Certificates Balance at 12/25/02                                     618,750,000        60,000,000    71,250,000     750,000,000



D. Aggregate Distributions in respect of the Class A Certificates per $1,000 original certificate principal amount.

      1.   Total                                            $            19.29

      2.   Amount in respect of Class A Monthly Interest    $            19.29

      3.   Amount in respect of Class A Outstanding
           Monthly Interest                                 $             0.00

      4.   Amount in respect of Class A Additional
           Interest                                         $             0.00

      5.   Amount in respect of Class A Principal           $             0.00


E. Aggregate Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs.

      1.   Total amount of Class A Investor Charge-Offs:    $             0.00

      2.   Amount of Class A Investor Charge-
           Offs per $1,000 original certificate
           principal amount:                                $             0.00

      3.   Total amount reimbursed in respect of
           Class A Investor Charge-Offs:                    $             0.00

      4.   Amount reimbursed in respect of Class
           A Investor Charge-Offs per $1,000
           original certificate principal amount:           $             0.00


F. Aggregate Distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

      1.   Total                                            $            22.13

      2.   Amount in respect of Class B Monthly Interest    $            22.13

      3.   Amount in respect of Class B Outstanding
           Monthly Interest                                 $             0.00

      4.   Amount in respect of Class B Additional
           Interest                                         $             0.00

      5.   Amount in respect of Class B Principal           $             0.00


G. Reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount as of December 25, 2002.

      1.   The amount of reductions in Class B
           Invested Amount pursuant to clauses
           (c), (d), and (e) of the definition
           of Class B Invested Amount:                      $             0.00

      2.   The amount of reductions in the
           Class B Invested Amount set forth in
           paragraph 1 above, per $1,000 original
           certificate principal amount:                    $             0.00

      3.   The total amount reimbursed in respect
           of such reductions in the Class B
           Invested Amount:                                 $             0.00

      4.   The amount set forth in paragraph 3
           above, per $1,000 original certificate
           principal amount:                                $             0.00


H.   Aggregate Distributions to the Collateral Interest Holder.

      1.   Total amount distributed to the Collateral
           Interest Holder:                                 $     1,959,312.21

      2.   Amount distributed in respect of Collateral
           Monthly Interest:                                $     1,959,312.21

      3.   Amount distributed in respect of Collateral
           Additional Interest:                             $             0.00

      4.   The amount distributed to the Collateral
           Interest Holder in respect of principal
           on the Collateral Invested Amount:               $             0.00


I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount as of December 25, 2002.

      1.   The amount of reductions in the
           Collateral Invested Amount pursuant
           to clauses (c), (d), and (e) of the
           definition of Collateral Invested Amount:        $             0.00

      2.   The total amount reimbursed in respect
           of such reductions in the Collateral
           Invested Amount:                                 $             0.00


J.   Aggregate Reallocated Principal Collections.

      1.   Reallocated Principal Collections
           Required to fund the Required Amount:            $             0.00

      2.   Shared Principal Collections from other
           Series allocated to Series 2001-1:                              N/A


K.   Aggregate Available Principal Collections treated as Shared
Principal Collections:                                      $             0.00

L.   Amount of Series Enhancement drawn upon and allocated to
Series 2001-1:                                              $             0.00



XVI. Series 2001-2 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                                       Series       Total Investor   Transferors
A. Investor/Transferor Allocations                                   Allocations       Interest        Interest
----------------------------------                                   -----------    --------------    ----------
Invested /Transferor Amount at 12/25/01                              286,061,423       250,000,000    36,061,423
Adjusted Invested Amount at 12/25/01 (Restated for Jan Addition)     327,929,879       250,000,000    77,929,879
Collections of Finance Chg. Receivables                               61,724,489        51,059,330    10,665,159
Collections of Principal Receivables                                 673,770,787       557,795,647   115,975,140
Defaulted Amount                                                      19,918,153        16,447,611     3,470,542

Invested / Transferor Amounts at 12/25/02                            337,107,257       250,000,000    87,107,257


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      Collateral
B. Monthly Period Funding Requirements                                   Class A           Class B     Interest            Total
--------------------------------------                                   -------           -------    ----------           -----

Monthly Interest Due                                                  11,958,625           874,500       496,598      13,329,723
Investor Default Amount                                               14,227,183           986,857     1,233,571      16,447,611
Investor Monthly Fees Due                                              4,325,000           300,000       375,000       5,000,000
Investor Additional Amounts Due                                                0                 0             0               0
Total Due                                                             30,510,808         2,161,357     2,105,169      34,777,334

Reallocated Investor Finance Charge Collections                                                                               NA

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      Collateral
C. Certificates - Balances and Distributions                             Class A           Class B     Interest            Total
--------------------------------------------                             -------           -------    ----------           -----

Certificates Balance at 12/25/01                                     216,250,000        15,000,000    18,750,000     250,000,000
Interest Distributions                                                11,958,625           874,500       496,598      13,329,723
Principal Deposits - Prin. Funding Account                                     0                 0             0               0
Principal Distributions                                                        0                 0             0               0
Total Distributions                                                   11,958,625           874,500       496,598      13,329,723
Certificates Balance at 12/25/02                                     216,250,000        15,000,000    18,750,000     250,000,000



D. Aggregate Distributions in respect of the Class A Certificates per $1,000 original certificate principal amount.

      1.   Total                                            $            55.30

      2.   Amount in respect of Class A Monthly Interest    $            55.30

      3.   Amount in respect of Class A Outstanding
           Monthly Interest                                 $             0.00

      4.   Amount in respect of Class A Additional
           Interest                                         $             0.00

      5.   Amount in respect of Class A Principal           $             0.00


E. Aggregate Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs.

      1.   Total amount of Class A Investor Charge-Offs:    $             0.00

      2.   Amount of Class A Investor Charge-
           Offs per $1,000 original certificate
           principal amount:                                $             0.00

      3.   Total amount reimbursed in respect of
           Class A Investor Charge-Offs:                    $             0.00

      4.   Amount reimbursed in respect of Class
           A Investor Charge-Offs per $1,000
           original certificate principal amount:           $             0.00


F. Aggregate Distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

      1.   Total                                            $            58.30

      2.   Amount in respect of Class B Monthly Interest    $            58.30

      3.   Amount in respect of Class B Outstanding
           Monthly Interest                                 $             0.00

      4.   Amount in respect of Class B Additional
           Interest                                         $             0.00

      5.   Amount in respect of Class B Principal           $             0.00


G. Reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount as of December 25, 2002.

      1.   The amount of reductions in Class B
           Invested Amount pursuant to clauses
           (c), (d), and (e) of the definition
           of Class B Invested Amount:                      $             0.00

      2.   The amount of reductions in the
           Class B Invested Amount set forth in
           paragraph 1 above, per $1,000 original
           certificate principal amount:                    $             0.00

      3.   The total amount reimbursed in respect
           of such reductions in the Class B
           Invested Amount:                                 $             0.00

      4.   The amount set forth in paragraph 3
           above, per $1,000 original certificate
           principal amount:                                $             0.00


H.   Aggregate Distributions to the Collateral Interest Holder.

      1.   Total amount distributed to the Collateral
           Interest Holder:                                 $       496,598.06

      2.   Amount distributed in respect of Collateral
           Monthly Interest:                                $       496,598.06

      3.   Amount distributed in respect of Collateral
           Additional Interest:                             $             0.00

      4.   The amount distributed to the Collateral
           Interest Holder in respect of principal
           on the Collateral Invested Amount:               $             0.00


I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount as of December 25, 2002.

      1.   The amount of reductions in the
           Collateral Invested Amount pursuant
           to clauses (c), (d), and (e) of the
           definition of Collateral Invested Amount:        $             0.00

      2.   The total amount reimbursed in respect
           of such reductions in the Collateral
           Invested Amount:                                 $             0.00


J.   Aggregate Reallocated Principal Collections.

      1.   Reallocated Principal Collections
           Required to fund the Required Amount:            $             0.00

      2.   Shared Principal Collections from other
           Series allocated to Series 2001-2:                              N/A


K.   Aggregate Available Principal Collections treated as Shared
Principal Collections:                                      $             0.00

L.   Amount of Series Enhancement drawn upon and allocated to
Series 2001-2:                                              $             0.00



XVII. Series 2001-3 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                                       Series       Total Investor   Transferors
A. Investor/Transferor Allocations                                   Allocations       Interest       Interest
----------------------------------                                   -----------    --------------   -----------
Invested /Transferor Amount at 12/25/01                              858,184,270       750,000,000   108,184,270
Adjusted Invested Amount at 12/25/01 (Restated for Jan Addition)     983,789,637       750,000,000   233,789,637
Collections of Finance Chg. Receivables                              185,173,466       153,177,989    31,995,478
Collections of Principal Receivables                               2,021,312,360     1,673,386,941   347,925,420
Defaulted Amount                                                      59,754,460        49,342,833    10,411,627

Invested / Transferor Amounts at 12/25/02                          1,011,321,771       750,000,000   261,321,771


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      Collateral
B. Monthly Period Funding Requirements                                   Class A           Class B     Interest           Total
--------------------------------------                                   -------           -------    ----------          -----

Monthly Interest Due                                                  11,870,861         1,303,197     1,887,073     15,061,131
Investor Default Amount                                               40,707,837         3,947,427     4,687,569     49,342,833
Investor Monthly Fees Due                                             12,375,000         1,200,000     1,425,000     15,000,000
Investor Additional Amounts Due                                                0                 0             0              0
Total Due                                                             64,953,698         6,450,624     7,999,642     79,403,963

Reallocated Investor Finance Charge Collections                                                                              NA

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      Collateral
C. Certificates - Balances and Distributions                             Class A           Class B     Interest           Total
--------------------------------------------                             -------           -------    ----------          -----

Certificates Balance at 12/25/01                                     618,750,000        60,000,000    71,250,000    750,000,000
Interest Distributions                                                11,870,861         1,303,197     1,887,073     15,061,131
Principal Deposits - Prin. Funding Account                                     0                 0             0              0
Principal Distributions                                                        0                 0             0              0
Total Distributions                                                   11,870,861         1,303,197     1,887,073     15,061,131
Certificates Balance at 12/25/02                                     618,750,000        60,000,000    71,250,000    750,000,000



D. Aggregate Distributions in respect of the Class A Certificates per $1,000 original certificate principal amount.

      1.   Total                                            $            19.19

      2.   Amount in respect of Class A Monthly Interest    $            19.19

      3.   Amount in respect of Class A Outstanding
           Monthly Interest                                 $             0.00

      4.   Amount in respect of Class A Additional
           Interest                                         $             0.00

      5.   Amount in respect of Class A Principal           $             0.00


E. Aggregate Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs.

      1.   Total amount of Class A Investor Charge-Offs:    $             0.00

      2.   Amount of Class A Investor Charge-
           Offs per $1,000 original certificate
           principal amount:                                $             0.00

      3.   Total amount reimbursed in respect of
           Class A Investor Charge-Offs:                    $             0.00

      4.   Amount reimbursed in respect of Class
           A Investor Charge-Offs per $1,000
           original certificate principal amount:           $             0.00


F. Aggregate Distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

      1.   Total                                            $            21.72

      2.   Amount in respect of Class B Monthly Interest    $            21.72

      3.   Amount in respect of Class B Outstanding
           Monthly Interest                                 $             0.00

      4.   Amount in respect of Class B Additional
           Interest                                         $             0.00

      5.   Amount in respect of Class B Principal           $             0.00


G. Reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount as of December 25, 2002.

      1.   The amount of reductions in Class B
           Invested Amount pursuant to clauses
           (c), (d), and (e) of the definition
           of Class B Invested Amount:                     $             0.00

      2.   The amount of reductions in the
           Class B Invested Amount set forth in
           paragraph 1 above, per $1,000 original
           certificate principal amount:                    $             0.00

      3.   The total amount reimbursed in respect
           of such reductions in the Class B
           Invested Amount:                                 $             0.00

      4.   The amount set forth in paragraph 3
           above, per $1,000 original certificate
           principal amount:                                $             0.00


H.   Aggregate Distributions to the Collateral Interest Holder.

      1.   Total amount distributed to the Collateral
           Interest Holder:                                 $     1,887,072.63

      2.   Amount distributed in respect of Collateral
           Monthly Interest:                                $     1,887,072.63

      3.   Amount distributed in respect of Collateral
           Additional Interest:                             $             0.00

      4.   The amount distributed to the Collateral
           Interest Holder in respect of principal
           on the Collateral Invested Amount:               $             0.00


I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount as of December 25, 2002.

      1.   The amount of reductions in the
           Collateral Invested Amount pursuant
           to clauses (c), (d), and (e) of the
           definition of Collateral Invested Amount:        $             0.00

      2.   The total amount reimbursed in respect
           of such reductions in the Collateral
           Invested Amount:                                 $             0.00


J.   Aggregate Reallocated Principal Collections.

      1.   Reallocated Principal Collections
           Required to fund the Required Amount:            $             0.00

      2.   Shared Principal Collections from other
           Series allocated to Series 2001-3:                              N/A


K.   Aggregate Available Principal Collections treated as Shared
Principal Collections:                                      $             0.00

L.   Amount of Series Enhancement drawn upon and allocated to
Series 2001-3:                                              $             0.00



XVIII. Series 2001-4 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                                       Series       Total Investor   Transferors
A. Investor/Transferor Allocations                                   Allocations      Interest         Interest
----------------------------------                                   -----------    --------------   -----------
Invested /Transferor Amount at 12/25/01                              829,578,128       725,000,000   104,578,128
Adjusted Invested Amount at 12/25/01 (Restated for Jan Addition)     950,996,649       725,000,000   225,996,649
Collections of Finance Chg. Receivables                              179,001,018       148,072,056    30,928,962
Collections of Principal Receivables                               1,953,935,282     1,617,607,376   336,327,906
Defaulted Amount                                                      57,762,645        47,698,072    10,064,573

Invested / Transferor Amounts at 12/25/02                            977,611,045       725,000,000   252,611,045


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      Collateral
B. Monthly Period Funding Requirements                                   Class A           Class B     Interest           Total
--------------------------------------                                   -------           -------    ----------          -----

Monthly Interest Due                                                  11,475,166         1,259,757     1,894,002     14,628,925
Investor Default Amount                                               39,350,909         3,815,846     4,531,317     47,698,072
Investor Monthly Fees Due                                             11,962,500         1,160,000     1,377,500     14,500,000
Investor Additional Amounts Due                                                0                 0             0              0
Total Due                                                             62,788,575         6,235,603     7,802,819     76,826,996

Reallocated Investor Finance Charge Collections                                                                              NA

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      Collateral
C. Certificates - Balances and Distributions                             Class A           Class B     Interest           Total
--------------------------------------------                             -------           -------    ----------          -----

Certificates Balance at 12/25/01                                     598,125,000        58,000,000    68,875,000    725,000,000
Interest Distributions                                                11,475,166         1,259,757     1,894,002     14,628,925
Principal Deposits - Prin. Funding Account                                     0                 0             0              0
Principal Distributions                                                        0                 0             0              0
Total Distributions                                                   11,475,166         1,259,757     1,894,002     14,628,925
Certificates Balance at 12/25/02                                     598,125,000        58,000,000    68,875,000    725,000,000



D. Aggregate Distributions in respect of the Class A Certificates per $1,000 original certificate principal amount.

      1.   Total                                            $            19.19

      2.   Amount in respect of Class A Monthly Interest    $            19.19

      3.   Amount in respect of Class A Outstanding
           Monthly Interest                                 $             0.00

      4.   Amount in respect of Class A Additional
           Interest                                         $             0.00

      5.   Amount in respect of Class A Principal           $             0.00


E. Aggregate Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs.

      1.   Total amount of Class A Investor Charge-Offs:    $             0.00

      2.   Amount of Class A Investor Charge-
           Offs per $1,000 original certificate
           principal amount:                                $             0.00

      3.   Total amount reimbursed in respect of
           Class A Investor Charge-Offs:                    $             0.00

      4.   Amount reimbursed in respect of Class
           A Investor Charge-Offs per $1,000
           original certificate principal amount:           $             0.00


F. Aggregate Distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

      1.   Total                                            $            21.72

      2.   Amount in respect of Class B Monthly Interest    $            21.72

      3.   Amount in respect of Class B Outstanding
           Monthly Interest                                 $             0.00

      4.   Amount in respect of Class B Additional
           Interest                                         $             0.00

      5.   Amount in respect of Class B Principal           $             0.00


G. Reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount as of December 25, 2002.

      1.   The amount of reductions in Class B
           Invested Amount pursuant to clauses
           (c), (d), and (e) of the definition
           of Class B Invested Amount:                      $             0.00

      2.   The amount of reductions in the
           Class B Invested Amount set forth in
           paragraph 1 above, per $1,000 original
           certificate principal amount:                    $             0.00

      3.   The total amount reimbursed in respect
           of such reductions in the Class B
           Invested Amount:                                 $             0.00

      4.   The amount set forth in paragraph 3
           above, per $1,000 original certificate
           principal amount:                                $             0.00


H.   Aggregate Distributions to the Collateral Interest Holder.

      1.   Total amount distributed to the Collateral
           Interest Holder:                                 $     1,894,001.80

      2.   Amount distributed in respect of Collateral
           Monthly Interest:                                $     1,894,001.80

      3.   Amount distributed in respect of Collateral
           Additional Interest:                             $             0.00

      4.   The amount distributed to the Collateral
           Interest Holder in respect of principal
           on the Collateral Invested Amount:               $             0.00


I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount as of December 25, 2002.

      1.   The amount of reductions in the
           Collateral Invested Amount pursuant
           to clauses (c), (d), and (e) of the
           definition of Collateral Invested Amount:        $             0.00

      2.   The total amount reimbursed in respect
           of such reductions in the Collateral
           Invested Amount:                                 $             0.00


J.   Aggregate Reallocated Principal Collections.

      1.   Reallocated Principal Collections
           Required to fund the Required Amount:            $             0.00

      2.   Shared Principal Collections from other
           Series allocated to Series 2001-4:                              N/A


K.   Aggregate Available Principal Collections treated as Shared
Principal Collections:                                      $             0.00

L.   Amount of Series Enhancement drawn upon and allocated to
Series 2001-4:                                              $             0.00



XIX. Series 2001-5 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                                        Series      Total Investor   Transferors
A. Investor/Transferor Allocations                                   Allocations       Interest       Interest
----------------------------------                                   -----------    --------------   -----------
Invested /Transferor Amount at 12/25/01                              572,122,847       500,000,000    72,122,847
Adjusted Invested Amount at 12/25/01 (Restated for Jan Addition)     655,859,758       500,000,000   155,859,758
Collections of Finance Chg. Receivables                              123,448,978       102,118,659    21,330,319
Collections of Principal Receivables                               1,347,541,574     1,115,591,294   231,950,280
Defaulted Amount                                                      39,836,307        32,895,222     6,941,085

Invested / Transferor Amounts at 12/25/02                            674,214,514       500,000,000   174,214,514


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      Collateral
B. Monthly Period Funding Requirements                                   Class A           Class B     Interest           Total
--------------------------------------                                   -------           -------    ----------          -----

Monthly Interest Due                                                   8,123,022           897,187     1,354,368     10,374,577
Investor Default Amount                                               27,138,558         2,631,618     3,125,046     32,895,222
Investor Monthly Fees Due                                              8,250,000           800,000       950,000     10,000,000
Investor Additional Amounts Due                                                0                 0             0              0
Total Due                                                             43,511,580         4,328,805     5,429,414     53,269,799

Reallocated Investor Finance Charge Collections                                                                              NA

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      Collateral
C. Certificates - Balances and Distributions                             Class A           Class B     Interest           Total
--------------------------------------------                             -------           -------    ----------          -----

Certificates Balance at 12/25/01                                     412,500,000        40,000,000    47,500,000    500,000,000
Interest Distributions                                                 8,123,022           897,187     1,354,368     10,374,577
Principal Deposits - Prin. Funding Account                                     0                 0             0              0
Principal Distributions                                                        0                 0             0              0
Total Distributions                                                    8,123,022           897,187     1,354,368     10,374,577
Certificates Balance at 12/25/02                                     412,500,000        40,000,000    47,500,000    500,000,000



D. Aggregate Distributions in respect of the Class A Certificates per $1,000 original certificate principal amount.

      1.   Total                                            $            19.69

      2.   Amount in respect of Class A Monthly Interest    $            19.69

      3.   Amount in respect of Class A Outstanding
           Monthly Interest                                 $             0.00

      4.   Amount in respect of Class A Additional
           Interest                                         $             0.00

      5.   Amount in respect of Class A Principal           $             0.00


E. Aggregate Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs.

      1.   Total amount of Class A Investor Charge-Offs:    $             0.00

      2.   Amount of Class A Investor Charge-
           Offs per $1,000 original certificate
           principal amount:                                $             0.00

      3.   Total amount reimbursed in respect of
           Class A Investor Charge-Offs:                    $             0.00

      4.   Amount reimbursed in respect of Class
           A Investor Charge-Offs per $1,000
           original certificate principal amount:           $             0.00


F. Aggregate Distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

      1.   Total                                            $            22.43

      2.   Amount in respect of Class B Monthly Interest    $            22.43

      3.   Amount in respect of Class B Outstanding
           Monthly Interest                                 $             0.00

      4.   Amount in respect of Class B Additional
           Interest                                         $             0.00

      5.   Amount in respect of Class B Principal           $             0.00


G. Reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount as of December 25, 2002.

      1.   The amount of reductions in Class B
           Invested Amount pursuant to clauses
           (c), (d), and (e) of the definition
           of Class B Invested Amount:                      $             0.00

      2.   The amount of reductions in the
           Class B Invested Amount set forth in
           paragraph 1 above, per $1,000 original
           certificate principal amount:                    $             0.00

      3.   The total amount reimbursed in respect
           of such reductions in the Class B
           Invested Amount:                                 $             0.00

      4.   The amount set forth in paragraph 3
           above, per $1,000 original certificate
           principal amount:                                $             0.00


H.   Aggregate Distributions to the Collateral Interest Holder.

      1.   Total amount distributed to the Collateral
           Interest Holder:                                 $     1,354,367.85

      2.   Amount distributed in respect of Collateral
           Monthly Interest:                                $     1,354,367.85

      3.   Amount distributed in respect of Collateral
           Additional Interest:                             $             0.00

      4.   The amount distributed to the Collateral
           Interest Holder in respect of principal
           on the Collateral Invested Amount:               $             0.00


I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount as of December 25, 2002.

      1.   The amount of reductions in the
           Collateral Invested Amount pursuant
           to clauses (c), (d), and (e) of the
           definition of Collateral Invested Amount:        $             0.00

      2.   The total amount reimbursed in respect
           of such reductions in the Collateral
           Invested Amount:                                 $             0.00


J.   Aggregate Reallocated Principal Collections.

      1.   Reallocated Principal Collections
           Required to fund the Required Amount:            $             0.00

      2.   Shared Principal Collections from other
           Series allocated to Series 2001-5:                              N/A


K.   Aggregate Available Principal Collections treated as Shared
Principal Collections:                                      $             0.00

L.   Amount of Series Enhancement drawn upon and allocated to
Series 2001-5:                                              $             0.00



XX. Series 2001-6 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                                       Series       Total Investor   Transferors
A. Investor/Transferor Allocations                                   Allocations      Interest        Interest
----------------------------------                                   -----------    --------------   -----------
Invested /Transferor Amount at 12/25/01                              800,971,985       700,000,000   100,971,985
Adjusted Invested Amount at 12/25/01 (Restated for Jan Addition)     918,203,661       700,000,000   218,203,661
Collections of Finance Chg. Receivables                              172,828,569       142,966,123    29,862,446
Collections of Principal Receivables                               1,886,558,203     1,561,827,811   324,730,392
Defaulted Amount                                                      55,770,829        46,053,311     9,717,519

Invested / Transferor Amounts at 12/25/02                            943,900,319       700,000,000   243,900,319


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      Collateral
B. Monthly Period Funding Requirements                                   Class A           Class B     Interest           Total
--------------------------------------                                   -------           -------    ----------          -----

Monthly Interest Due                                                  11,020,918         1,199,284     1,828,691     14,048,893
Investor Default Amount                                               37,993,981         3,684,265     4,375,065     46,053,311
Investor Monthly Fees Due                                             11,550,000         1,120,000     1,330,000     14,000,000
Investor Additional Amounts Due                                                0                 0             0              0
Total Due                                                             60,564,899         6,003,549     7,533,756     74,102,204

Reallocated Investor Finance Charge Collections                                                                              NA

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      Collateral
C. Certificates - Balances and Distributions                             Class A           Class B     Interest           Total
--------------------------------------------                             -------           -------    ----------          -----

Certificates Balance at 12/25/01                                     577,500,000        56,000,000    66,500,000    700,000,000
Interest Distributions                                                11,020,918         1,199,284     1,828,691     14,048,893
Principal Deposits - Prin. Funding Account                                     0                 0             0              0
Principal Distributions                                                        0                 0             0              0
Total Distributions                                                   11,020,918         1,199,284     1,828,691     14,048,893
Certificates Balance at 12/25/02                                     577,500,000        56,000,000    66,500,000    700,000,000



D. Aggregate Distributions in respect of the Class A Certificates per $1,000 original certificate principal amount.

      1.   Total                                            $            19.08

      2.   Amount in respect of Class A Monthly Interest    $            19.08

      3.   Amount in respect of Class A Outstanding
           Monthly Interest                                 $             0.00

      4.   Amount in respect of Class A Additional
           Interest                                         $             0.00

      5.   Amount in respect of Class A Principal           $             0.00


E. Aggregate Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs.

      1.   Total amount of Class A Investor Charge-Offs:    $             0.00

      2.   Amount of Class A Investor Charge-
           Offs per $1,000 original certificate
           principal amount:                                $             0.00

      3.   Total amount reimbursed in respect of
           Class A Investor Charge-Offs:                    $             0.00

      4.   Amount reimbursed in respect of Class
           A Investor Charge-Offs per $1,000
           original certificate principal amount:           $             0.00


F. Aggregate Distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

      1.   Total                                            $            21.42

      2.   Amount in respect of Class B Monthly Interest    $            21.42

      3.   Amount in respect of Class B Outstanding
           Monthly Interest                                 $             0.00

      4.   Amount in respect of Class B Additional
           Interest                                         $             0.00

      5.   Amount in respect of Class B Principal           $             0.00


G. Reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount as of December 25, 2002.

      1.   The amount of reductions in Class B
           Invested Amount pursuant to clauses
           (c), (d), and (e) of the definition
           of Class B Invested Amount:                      $             0.00

      2.   The amount of reductions in the
           Class B Invested Amount set forth in
           paragraph 1 above, per $1,000 original
           certificate principal amount:                    $             0.00

      3.   The total amount reimbursed in respect
           of such reductions in the Class B
           Invested Amount:                                 $             0.00

      4.   The amount set forth in paragraph 3
           above, per $1,000 original certificate
           principal amount:                                $             0.00


H.   Aggregate Distributions to the Collateral Interest Holder.

      1.   Total amount distributed to the Collateral
           Interest Holder:                                 $     1,828,691.37

      2.   Amount distributed in respect of Collateral
           Monthly Interest:                                $     1,828,691.37

      3.   Amount distributed in respect of Collateral
           Additional Interest:                             $             0.00

      4.   The amount distributed to the Collateral
           Interest Holder in respect of principal
           on the Collateral Invested Amount:               $             0.00


I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount as of December 25, 2002.

      1.   The amount of reductions in the
           Collateral Invested Amount pursuant
           to clauses (c), (d), and (e) of the
           definition of Collateral Invested Amount:        $             0.00

      2.   The total amount reimbursed in respect
           of such reductions in the Collateral
           Invested Amount:                                 $             0.00


J.   Aggregate Reallocated Principal Collections.

      1.   Reallocated Principal Collections
           Required to fund the Required Amount:            $             0.00

      2.   Shared Principal Collections from other
           Series allocated to Series 2001-6:                              N/A


K.   Aggregate Available Principal Collections treated as Shared
Principal Collections:                                      $             0.00

L.   Amount of Series Enhancement drawn upon and allocated to
Series 2001-6:                                              $             0.00



XXI. Series 2001-7 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                                       Series       Total Investor   Transferors
A. Investor/Transferor Allocations                                   Allocations      Interest        Interest
----------------------------------                                   -----------    --------------   -----------
Invested /Transferor Amount at 12/25/01                              743,759,701       650,000,000    93,759,701
Adjusted Invested Amount at 12/25/01 (Restated for Jan Addition)     852,617,685       650,000,000   202,617,685
Collections of Finance Chg. Receivables                              160,483,671       132,754,257    27,729,414
Collections of Principal Receivables                               1,751,804,046     1,450,268,682   301,535,364
Defaulted Amount                                                      51,787,199        42,763,788     9,023,410

Invested / Transferor Amounts at 12/25/02                            876,478,868       650,000,000   226,478,868


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      Collateral
B. Monthly Period Funding Requirements                                   Class A           Class B     Interest           Total
--------------------------------------                                   -------           -------    ----------          -----

Monthly Interest Due                                                  10,233,710         1,118,893     1,698,071     13,050,673
Investor Default Amount                                               35,280,125         3,421,103     4,062,560     42,763,788
Investor Monthly Fees Due                                             10,725,000         1,040,000     1,235,000     13,000,000
Investor Additional Amounts Due                                                0                 0             0              0
Total Due                                                             56,238,835         5,579,996     6,995,630     68,814,462

Reallocated Investor Finance Charge Collections                                                                              NA

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      Collateral
C. Certificates - Balances and Distributions                             Class A           Class B     Interest           Total
--------------------------------------------                             -------           -------    ----------          -----

Certificates Balance at 12/25/01                                     536,250,000        52,000,000    61,750,000    650,000,000
Interest Distributions                                                10,233,710         1,118,893     1,698,071     13,050,673
Principal Deposits - Prin. Funding Account                                     0                 0             0              0
Principal Distributions                                                        0                 0             0              0
Total Distributions                                                   10,233,710         1,118,893     1,698,071     13,050,673
Certificates Balance at 12/25/02                                     536,250,000        52,000,000    61,750,000    650,000,000



D. Aggregate Distributions in respect of the Class A Certificates per $1,000 original certificate principal amount.

      1.   Total                                            $            19.08

      2.   Amount in respect of Class A Monthly Interest    $            19.08

      3.   Amount in respect of Class A Outstanding
           Monthly Interest                                 $             0.00

      4.   Amount in respect of Class A Additional
           Interest                                         $             0.00

      5.   Amount in respect of Class A Principal           $             0.00


E. Aggregate Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs.

      1.   Total amount of Class A Investor Charge-Offs:    $             0.00

      2.   Amount of Class A Investor Charge-
           Offs per $1,000 original certificate
           principal amount:                                $             0.00

      3.   Total amount reimbursed in respect of
           Class A Investor Charge-Offs:                    $             0.00

      4.   Amount reimbursed in respect of Class
           A Investor Charge-Offs per $1,000
           original certificate principal amount:           $             0.00


F. Aggregate Distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

      1.   Total                                            $            21.52

      2.   Amount in respect of Class B Monthly Interest    $            21.52

      3.   Amount in respect of Class B Outstanding
           Monthly Interest                                 $             0.00

      4.   Amount in respect of Class B Additional
           Interest                                         $             0.00

      5.   Amount in respect of Class B Principal           $             0.00


G. Reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount as of December 25, 2002.

      1.   The amount of reductions in Class B
           Invested Amount pursuant to clauses
           (c), (d), and (e) of the definition
           of Class B Invested Amount:                      $             0.00

      2.   The amount of reductions in the
           Class B Invested Amount set forth in
           paragraph 1 above, per $1,000 original
           certificate principal amount:                    $             0.00

      3.   The total amount reimbursed in respect
           of such reductions in the Class B
           Invested Amount:                                 $             0.00

      4.   The amount set forth in paragraph 3
           above, per $1,000 original certificate
           principal amount:                                $             0.00


H.   Aggregate Distributions to the Collateral Interest Holder.

      1.   Total amount distributed to the Collateral
           Interest Holder:                                 $     1,698,070.58

      2.   Amount distributed in respect of Collateral
           Monthly Interest:                                $     1,698,070.58

      3.   Amount distributed in respect of Collateral
           Additional Interest:                             $             0.00

      4.   The amount distributed to the Collateral
           Interest Holder in respect of principal
           on the Collateral Invested Amount:               $             0.00


I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount as of December 25, 2002.

      1.   The amount of reductions in the
           Collateral Invested Amount pursuant
           to clauses (c), (d), and (e) of the
           definition of Collateral Invested Amount:        $             0.00

      2.   The total amount reimbursed in respect
           of such reductions in the Collateral
           Invested Amount:                                 $             0.00


J.   Aggregate Reallocated Principal Collections.

      1.   Reallocated Principal Collections
           Required to fund the Required Amount:            $             0.00

      2.   Shared Principal Collections from other
           Series allocated to Series 2001-7:                              N/A


K.   Aggregate Available Principal Collections treated as Shared
Principal Collections:                                      $             0.00

L.   Amount of Series Enhancement drawn upon and allocated to
Series 2001-7:                                              $             0.00



XXII. Series 2002-1 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                                       Series       Total Investor   Transferors
A. Investor/Transferor Allocations                                   Allocations      Interest        Interest
----------------------------------                                   -----------    --------------   -----------
Invested /Transferor Amount at 12/25/01                                        0                 0             0
Adjusted Invested Amount at 12/25/01 (Restated for Jan Addition)             N/A                 0           N/A
Collections of Finance Chg. Receivables                              205,841,319       171,656,446    34,184,873
Collections of Principal Receivables                               2,250,065,222     1,877,794,438   372,270,784
Defaulted Amount                                                      66,355,819        55,234,168    11,121,652

Invested / Transferor Amounts at 12/25/02                          1,240,554,706       920,000,000   320,554,706


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      Collateral
B. Monthly Period Funding Requirements                                   Class A           Class B     Interest           Total
--------------------------------------                                   -------           -------    ----------          -----

Monthly Interest Due                                                  12,899,801         1,445,357     2,233,964     16,579,122
Investor Default Amount                                               45,568,188         4,418,733     5,247,246     55,234,168
Investor Monthly Fees Due                                             13,915,000         1,349,333     1,602,333     16,866,667
Investor Additional Amounts Due                                                0                 0             0              0
Total Due                                                             72,382,989         7,213,424     9,083,543     88,679,957

Reallocated Investor Finance Charge Collections                                                                             N/A

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      Collateral
C. Certificates - Balances and Distributions                             Class A           Class B     Interest           Total
--------------------------------------------                             -------           -------    ----------          -----

Certificates Balance at 12/25/01                                               0                 0             0              0
Interest Distributions                                                12,899,801         1,445,357     2,233,964     16,579,122
Principal Deposits - Prin. Funding Account                                     0                 0             0              0
Principal Distributions                                                        0                 0             0              0
Total Distributions                                                   12,899,801         1,445,357     2,233,964     16,579,122
Certificates Balance at 12/25/02                                     759,000,000        73,600,000    87,400,000    920,000,000



D. Aggregate Distributions in respect of the Class A Certificates per $1,000 original certificate principal amount.

      1.   Total                                            $            17.00

      2.   Amount in respect of Class A Monthly Interest    $            17.00

      3.   Amount in respect of Class A Outstanding
           Monthly Interest                                 $             0.00

      4.   Amount in respect of Class A Additional
           Interest                                         $             0.00

      5.   Amount in respect of Class A Principal           $             0.00


E. Aggregate Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs.

      1.   Total amount of Class A Investor Charge-Offs:    $             0.00

      2.   Amount of Class A Investor Charge-
            Offs per $1,000 original certificate
            principal amount:                               $             0.00

      3.   Total amount reimbursed in respect of
            Class A Investor Charge-Offs:                   $             0.00

      4.   Amount reimbursed in respect of Class
            A Investor Charge-Offs per $1,000
            original certificate principal amount:          $             0.00


F. Aggregate Distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

      1.   Total                                            $            19.64

      2.   Amount in respect of Class B Monthly Interest    $            19.64

      3.   Amount in respect of Class B Outstanding
           Monthly Interest                                 $             0.00

      4.   Amount in respect of Class B Additional
           Interest                                         $             0.00

      5.   Amount in respect of Class B Principal           $             0.00


G. Reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount as of December 25, 2002.

      1.   The amount of reductions in Class B
            Invested Amount pursuant to clauses
            (c), (d), and (e) of the definition
            of Class B Invested Amount:                     $             0.00

      2.   The amount of reductions in the
           Class B Invested Amount set forth in
           paragraph 1 above, per $1,000 original
           certificate principal amount:                    $             0.00

      3.   The total amount reimbursed in respect
           of such reductions in the Class B
           Invested Amount:                                 $             0.00

      4.   The amount set forth in paragraph 3
           above, per $1,000 original certificate
           principal amount:                                $             0.00


H.   Aggregate Distributions to the Collateral Interest Holder.

      1.   Total amount distributed to the Collateral
           Interest Holder:                                 $     2,233,964.08

      2.   Amount distributed in respect of Collateral
           Monthly Interest:                                $     2,233,964.08

      3.   Amount distributed in respect of Collateral
           Additional Interest:                             $             0.00

      4.   The amount distributed to the Collateral
           Interest Holder in respect of principal
           on the Collateral Invested Amount:               $             0.00


I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount as of December 25, 2002.

      1.   The amount of reductions in the
           Collateral Invested Amount pursuant
           to clauses (c), (d), and (e) of the
           definition of Collateral Invested Amount:        $             0.00

      2.   The total amount reimbursed in respect
           of such reductions in the Collateral
           Invested Amount:                                 $             0.00


J.   Aggregate Reallocated Principal Collections.

      1.   Reallocated Principal Collections
           Required to fund the Required Amount:            $             0.00

      2.   Shared Principal Collections from other
           Series allocated to Series 2002-1:                              N/A


K.   Aggregate Available Principal Collections treated as Shared
Principal Collections:                                      $             0.00

L.   Amount of Series Enhancement drawn upon and allocated to
Series 2002-1:                                              $             0.00



XXIII. Series 2002-2 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                                       Series       Total Investor    Transferors
A. Investor/Transferor Allocations                                   Allocations        Interest       Interest
----------------------------------                                   -----------    --------------    ----------
Invested /Transferor Amount at 12/25/01                                        0                 0             0
Adjusted Invested Amount at 12/25/01 (Restated for Jan Addition)             N/A                 0           N/A
Collections of Finance Chg. Receivables                              168,662,581       142,808,061    25,854,520
Collections of Principal Receivables                               1,875,648,615     1,587,732,751   287,915,864
Defaulted Amount                                                      53,877,560        45,557,979     8,319,581

Invested / Transferor Amounts at 12/25/02                          1,267,523,286       940,000,000   327,523,286


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      Collateral
B. Monthly Period Funding Requirements                                   Class A           Class B     Interest            Total
--------------------------------------                                   -------           -------    ----------           -----

Monthly Interest Due                                                  10,480,414         1,171,278     1,791,875     13,443,567
Investor Default Amount                                               37,585,333         3,644,638     4,328,008     45,557,979
Investor Monthly Fees Due                                             11,632,500         1,128,000     1,339,500     14,100,000
Investor Additional Amounts Due                                                0                 0             0              0
Total Due                                                             59,698,247         5,943,916     7,459,383     73,101,546

Reallocated Investor Finance Charge Collections                                                                             N/A

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      Collateral
C. Certificates - Balances and Distributions                             Class A           Class B     Interest           Total
--------------------------------------------                             -------           -------    ----------          -----

Certificates Balance at 12/25/01                                               0                 0             0              0
Interest Distributions                                                10,480,414         1,171,278     1,791,875     13,443,567
Principal Deposits - Prin. Funding Account                                     0                 0             0              0
Principal Distributions                                                        0                 0             0              0
Total Distributions                                                   10,480,414         1,171,278     1,791,875     13,443,567
Certificates Balance at 12/25/02                                     775,500,000        75,200,000    89,300,000    940,000,000



D. Aggregate Distributions in respect of the Class A Certificates per $1,000 original certificate principal amount.

      1.   Total                                            $            13.51

      2.   Amount in respect of Class A Monthly Interest    $            13.51

      3.   Amount in respect of Class A Outstanding
           Monthly Interest                                 $             0.00

      4.   Amount in respect of Class A Additional
           Interest                                         $             0.00

      5.   Amount in respect of Class A Principal           $             0.00


E. Aggregate Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs.

      1.   Total amount of Class A Investor Charge-Offs:    $             0.00

      2.   Amount of Class A Investor Charge-
           Offs per $1,000 original certificate
           principal amount:                                $             0.00

      3.   Total amount reimbursed in respect of
           Class A Investor Charge-Offs:                    $             0.00

      4.   Amount reimbursed in respect of Class
           A Investor Charge-Offs per $1,000
           original certificate principal amount:           $             0.00


F. Aggregate Distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

      1.   Total                                            $            15.58

      2.   Amount in respect of Class B Monthly Interest    $            15.58

      3.   Amount in respect of Class B Outstanding
           Monthly Interest                                 $             0.00

      4.   Amount in respect of Class B Additional
           Interest                                         $             0.00

      5.   Amount in respect of Class B Principal           $             0.00


G. Reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount as of December 25, 2002.

      1.   The amount of reductions in Class B
           Invested Amount pursuant to clauses
           (c), (d), and (e) of the definition
           of Class B Invested Amount:                      $            0.00

      2.   The amount of reductions in the
           Class B Invested Amount set forth in
           paragraph 1 above, per $1,000 original
           certificate principal amount:                    $             0.00

      3.   The total amount reimbursed in respect
           of such reductions in the Class B
           Invested Amount:                                 $             0.00

      4.   The amount set forth in paragraph 3
           above, per $1,000 original certificate
           principal amount:                                $             0.00


H.   Aggregate Distributions to the Collateral Interest Holder.

      1.   Total amount distributed to the Collateral
           Interest Holder:                                 $     1,791,874.63

      2.   Amount distributed in respect of Collateral
           Monthly Interest:                                $     1,791,874.63

      3.   Amount distributed in respect of Collateral
           Additional Interest:                             $             0.00

      4.   The amount distributed to the Collateral
           Interest Holder in respect of principal
           on the Collateral Invested Amount:               $             0.00


I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount as of December 25, 2002.

      1.   The amount of reductions in the
           Collateral Invested Amount pursuant
           to clauses (c), (d), and (e) of the
           definition of Collateral Invested Amount:        $             0.00

      2.   The total amount reimbursed in respect
           of such reductions in the Collateral
           Invested Amount:                                 $             0.00


J.   Aggregate Reallocated Principal Collections.

      1.   Reallocated Principal Collections
           Required to fund the Required Amount:            $             0.00

      2.   Shared Principal Collections from other
           Series allocated to Series 2002-2:                              N/A


K.   Aggregate Available Principal Collections treated as Shared
Principal Collections:                                      $             0.00

L.   Amount of Series Enhancement drawn upon and allocated to
Series 2002-2:                                              $             0.00



XXIV. Series 2002-3 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                                       Series       Total Investor   Transferors
A. Investor/Transferor Allocations                                   Allocations       Interest       Interest
----------------------------------                                   -----------    --------------   -----------
Invested /Transferor Amount at 12/25/01                                        0                 0             0
Adjusted Invested Amount at 12/25/01 (Restated for Jan Addition)             N/A                 0           N/A
Collections of Finance Chg. Receivables                              145,486,913       124,101,216    21,385,697
Collections of Principal Receivables                               1,621,185,445     1,382,320,910   238,864,535
Defaulted Amount                                                      46,045,053        39,240,165     6,804,887

Invested / Transferor Amounts at 12/25/02                          1,240,554,706       920,000,000   320,554,706


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      Collateral
B. Monthly Period Funding Requirements                                   Class A           Class B     Interest           Total
--------------------------------------                                   -------           -------    ----------          -----

Monthly Interest Due                                                   9,389,848         1,045,219     1,608,471     12,043,538
Investor Default Amount                                               32,373,136         3,139,213     3,727,816     39,240,165
Investor Monthly Fees Due                                             10,120,000           981,333     1,165,333     12,266,667
Investor Additional Amounts Due                                                0                 0             0              0
Total Due                                                             51,882,984         5,165,765     6,501,620     63,550,370

Reallocated Investor Finance Charge Collections                                                                             N/A

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      Collateral
C. Certificates - Balances and Distributions                             Class A           Class B     Interest           Total
--------------------------------------------                             -------           -------    ----------          -----

Certificates Balance at 12/25/01                                               0                 0             0              0
Interest Distributions                                                 9,389,848         1,045,219     1,608,471     12,043,538
Principal Deposits - Prin. Funding Account                                     0                 0             0              0
Principal Distributions                                                        0                 0             0              0
Total Distributions                                                    9,389,848         1,045,219     1,608,471     12,043,538
Certificates Balance at 12/25/02                                     759,000,000        73,600,000    87,400,000    920,000,000



D. Aggregate Distributions in respect of the Class A Certificates per $1,000 original certificate principal amount.

      1.   Total                                            $            12.37

      2.   Amount in respect of Class A Monthly Interest    $            12.37

      3.   Amount in respect of Class A Outstanding
           Monthly Interest                                 $             0.00

      4.   Amount in respect of Class A Additional
           Interest                                         $             0.00

      5.   Amount in respect of Class A Principal           $             0.00


E. Aggregate Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs.

      1.   Total amount of Class A Investor Charge-Offs:    $             0.00

      2.   Amount of Class A Investor Charge-
           Offs per $1,000 original certificate
           principal amount:                                $             0.00

      3.   Total amount reimbursed in respect of
           Class A Investor Charge-Offs:                    $             0.00

      4.   Amount reimbursed in respect of Class
           A Investor Charge-Offs per $1,000
           original certificate principal amount:           $             0.00


F. Aggregate Distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

      1.   Total                                            $            14.20

      2.   Amount in respect of Class B Monthly Interest    $            14.20

      3.   Amount in respect of Class B Outstanding
           Monthly Interest                                 $             0.00

      4.   Amount in respect of Class B Additional
           Interest                                         $             0.00

      5.   Amount in respect of Class B Principal           $             0.00


G. Reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount as of December 25, 2002.

      1.   The amount of reductions in Class B
           Invested Amount pursuant to clauses
           (c), (d), and (e) of the definition
           of Class B Invested Amount:                      $             0.00

      2.   The amount of reductions in the
           Class B Invested Amount set forth in
           paragraph 1 above, per $1,000 original
           certificate principal amount:                    $             0.00

      3.   The total amount reimbursed in respect
           of such reductions in the Class B
           Invested Amount:                                 $             0.00

      4.   The amount set forth in paragraph 3
           above, per $1,000 original certificate
           principal amount:                                $             0.00


H.   Aggregate Distributions to the Collateral Interest Holder.

      1.   Total amount distributed to the Collateral
           Interest Holder:                                 $     1,608,471.41

      2.   Amount distributed in respect of Collateral
           Monthly Interest:                                $     1,608,471.41

      3.   Amount distributed in respect of Collateral
           Additional Interest:                             $             0.00

      4.   The amount distributed to the Collateral
           Interest Holder in respect of principal
           on the Collateral Invested Amount:               $             0.00


I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount as of December 25, 2002.

      1.   The amount of reductions in the
           Collateral Invested Amount pursuant
           to clauses (c), (d), and (e) of the
           definition of Collateral Invested Amount:       $              0.00

      2.   The total amount reimbursed in respect
           of such reductions in the Collateral
           Invested Amount:                                $              0.00


J.   Aggregate Reallocated Principal Collections.

      1.   Reallocated Principal Collections
           Required to fund the Required Amount:           $              0.00

      2.   Shared Principal Collections from other
           Series allocated to Series 2002-3:                              N/A


K.   Aggregate Available Principal Collections treated as Shared
Principal Collections:                                      $             0.00

L.   Amount of Series Enhancement drawn upon and allocated to
Series 2002-3:                                              $             0.00



XXV. Series 2002-4 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                                       Series       Total Investor   Transferors
A. Investor/Transferor Allocations                                   Allocations      Interest        Interest
----------------------------------                                   -----------    --------------   -----------
Invested /Transferor Amount at 12/25/01                                        0                 0             0
Adjusted Invested Amount at 12/25/01 (Restated for Jan Addition)             N/A                 0           N/A
Collections of Finance Chg. Receivables                               59,277,391        50,662,434     8,614,957
Collections of Principal Receivables                                 664,750,386       567,821,639    96,928,748
Defaulted Amount                                                      18,568,776        15,852,126     2,716,650

Invested / Transferor Amounts at 12/25/02                            674,214,514       500,000,000   174,214,514


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      Collateral
B. Monthly Period Funding Requirements                                   Class A           Class B     Interest           Total
--------------------------------------                                   -------           -------    ----------          -----

Monthly Interest Due                                                   3,571,915           400,968       605,824      4,578,707
Investor Default Amount                                               13,078,004         1,268,170     1,505,952     15,852,126
Investor Monthly Fees Due                                              4,125,000           400,000       475,000      5,000,000
Investor Additional Amounts Due                                                0                 0             0              0
Total Due                                                             20,774,919         2,069,138     2,586,776     25,430,833

Reallocated Investor Finance Charge Collections                                                                             N/A

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      Collateral
C. Certificates - Balances and Distributions                             Class A           Class B     Interest           Total
--------------------------------------------                             -------           -------    ----------          -----

Certificates Balance at 12/25/01                                               0                 0             0              0
Interest Distributions                                                 3,571,915           400,968       605,824      4,578,707
Principal Deposits - Prin. Funding Account                                     0                 0             0              0
Principal Distributions                                                        0                 0             0              0
Total Distributions                                                    3,571,915           400,968       605,824      4,578,707
Certificates Balance at 12/25/02                                     412,500,000        40,000,000    47,500,000    500,000,000



D. Aggregate Distributions in respect of the Class A Certificates per $1,000 original certificate principal amount.

      1.   Total                                            $             8.66

      2.   Amount in respect of Class A Monthly Interest    $             8.66

      3.   Amount in respect of Class A Outstanding
           Monthly Interest                                 $             0.00

      4.   Amount in respect of Class A Additional
           Interest                                         $             0.00

      5.   Amount in respect of Class A Principal           $             0.00


E. Aggregate Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs.

      1.   Total amount of Class A Investor Charge-Offs:    $             0.00

      2.   Amount of Class A Investor Charge-
           Offs per $1,000 original certificate
           principal amount:                                $             0.00

      3.   Total amount reimbursed in respect of
           Class A Investor Charge-Offs:                    $             0.00

      4.   Amount reimbursed in respect of Class
           A Investor Charge-Offs per $1,000
           original certificate principal amount:           $             0.00


F. Aggregate Distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

      1.   Total                                            $            10.02

      2.   Amount in respect of Class B Monthly Interest    $            10.02

      3.   Amount in respect of Class B Outstanding
           Monthly Interest                                 $             0.00

      4.   Amount in respect of Class B Additional
           Interest                                         $             0.00

      5.   Amount in respect of Class B Principal           $             0.00


G. Reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount as of December 25, 2002.

      1.   The amount of reductions in Class B
           Invested Amount pursuant to clauses
           (c), (d), and (e) of the definition
           of Class B Invested Amount:                      $             0.00

      2.   The amount of reductions in the
           Class B Invested Amount set forth in
           paragraph 1 above, per $1,000 original
           certificate principal amount:                    $             0.00

      3.   The total amount reimbursed in respect
           of such reductions in the Class B
           Invested Amount:                                 $             0.00

      4.   The amount set forth in paragraph 3
           above, per $1,000 original certificate
           principal amount:                                $             0.00


H.   Aggregate Distributions to the Collateral Interest Holder.

      1.   Total amount distributed to the Collateral
           Interest Holder:                                 $       605,823.93

      2.   Amount distributed in respect of Collateral
           Monthly Interest:                                $       605,823.93

      3.   Amount distributed in respect of Collateral
           Additional Interest:                             $             0.00

      4.   The amount distributed to the Collateral
           Interest Holder in respect of principal
           on the Collateral Invested Amount:               $             0.00


I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount as of December 25, 2002.

      1.   The amount of reductions in the
           Collateral Invested Amount pursuant
           to clauses (c), (d), and (e) of the
           definition of Collateral Invested Amount:        $             0.00

      2.   The total amount reimbursed in respect
           of such reductions in the Collateral
           Invested Amount:                                 $             0.00


J.   Aggregate Reallocated Principal Collections.

      1.   Reallocated Principal Collections
           Required to fund the Required Amount:            $             0.00

      2    Shared Principal Collections from other
           Series allocated to Series 2002-4:                              N/A


K.   Aggregate Available Principal Collections treated as Shared
Principal Collections:                                      $             0.00

L.   Amount of Series Enhancement drawn upon and allocated to
Series 2002-4:                                              $             0.00



XXVI. Series 2002-5 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                                    Series         Total Investor       Transferors
A. Investor/Transferor Allocations                                Allocations         Interest           Interest
----------------------------------                                -----------      --------------       -----------
Invested /Transferor Amount at 12/25/01                                     0                   0                 0
Adjusted Invested Amount at 12/25/01 (Restated for Jan Addition)          N/A                   0               N/A
Collections of Finance Chg. Receivables                            71,132,869          60,794,921        10,337,948
Collections of Principal Receivables                              797,700,464         681,385,966       116,314,497
Defaulted Amount                                                   22,282,531          19,022,552         3,259,979

Invested / Transferor Amounts at 12/25/02                         809,057,417         600,000,000       209,057,417


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                         Collateral
B. Monthly Period Funding Requirements                                Class A             Class B         Interest            Total
--------------------------------------                                -------             -------        ----------           -----

Monthly Interest Due                                                4,611,623             515,134           784,622       5,911,380
Investor Default Amount                                            15,693,605           1,521,804         1,807,142      19,022,552
Investor Monthly Fees Due                                           4,950,000             480,000           570,000       6,000,000
Investor Additional Amounts Due                                             0                   0                 0               0
Total Due                                                          25,255,228           2,516,938         3,161,764      30,933,931

Reallocated Investor Finance Charge Collections                                                                                 N/A

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                         Collateral
C. Certificates - Balances and Distributions                          Class A             Class B         Interest            Total
--------------------------------------------                          -------             -------        ----------           -----

Certificates Balance at 12/25/01                                            0                   0                 0               0
Interest Distributions                                              4,611,623             515,134           784,622       5,911,380
Principal Deposits - Prin. Funding Account                                  0                   0                 0               0
Principal Distributions                                                     0                   0                 0               0
Total Distributions                                                 4,611,623             515,134           784,622       5,911,380
Certificates Balance at 12/25/02                                  495,000,000          48,000,000        57,000,000     600,000,000



D. Aggregate Distributions in respect of the Class A Certificates per $1,000 original certificate principal amount.

      1.   Total                                            $             9.32

      2.   Amount in respect of Class A Monthly Interest    $             9.32

      3.   Amount in respect of Class A Outstanding
           Monthly Interest                                 $             0.00

      4.   Amount in respect of Class A Additional
           Interest                                         $             0.00

      5.   Amount in respect of Class A Principal           $             0.00


E. Aggregate Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs.

      1.   Total amount of Class A Investor Charge-Offs:    $             0.00

      2.   Amount of Class A Investor Charge-
           Offs per $1,000 original certificate
           principal amount:                                $             0.00

      3.   Total amount reimbursed in respect of
           Class A Investor Charge-Offs:                    $             0.00

      4.   Amount reimbursed in respect of Class
           A Investor Charge-Offs per $1,000
           original certificate principal amount:           $             0.00


F. Aggregate Distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

      1.   Total                                            $            10.73

      2.   Amount in respect of Class B Monthly Interest    $            10.73

      3.   Amount in respect of Class B Outstanding
           Monthly Interest                                 $             0.00

      4.   Amount in respect of Class B Additional
           Interest                                         $             0.00

      5.   Amount in respect of Class B Principal           $             0.00


G. Reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount as of December 25, 2002.

      1.   The amount of reductions in Class B
           Invested Amount pursuant to clauses
           (c), (d), and (e) of the definition
           of Class B Invested Amount:                      $             0.00

      2.   The amount of reductions in the
           Class B Invested Amount set forth in
           paragraph 1 above, per $1,000 original
           certificate principal amount:                    $             0.00

      3.   The total amount reimbursed in respect
           of such reductions in the Class B
           Invested Amount:                                 $             0.00

      4.   The amount set forth in paragraph 3
           above, per $1,000 original certificate
           principal amount:                                $             0.00


H.   Aggregate Distributions to the Collateral Interest Holder.

      1.   Total amount distributed to the Collateral
           Interest Holder:                                 $       784,622.05

      2.   Amount distributed in respect of Collateral
           Monthly Interest:                                $       784,622.05

      3.   Amount distributed in respect of Collateral
           Additional Interest:                             $             0.00

      4.   The amount distributed to the Collateral
           Interest Holder in respect of principal
           on the Collateral Invested Amount:               $             0.00


I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount as of December 25, 2002.

      1.   The amount of reductions in the
           Collateral Invested Amount pursuant
           to clauses (c), (d), and (e) of the
           definition of Collateral Invested Amount:        $             0.00

      2.   The total amount reimbursed in respect
           of such reductions in the Collateral
           Invested Amount:                                 $             0.00


J.   Aggregate Reallocated Principal Collections.

      1.   Reallocated Principal Collections
           Required to fund the Required Amount:            $             0.00

      2.   Shared Principal Collections from other
           Series allocated to Series 2002-5:                              N/A


K.   Aggregate Available Principal Collections treated as Shared
Principal Collections:                                      $             0.00

L.   Amount of Series Enhancement drawn upon and allocated to
Series 2002-5:                                              $             0.00



XXVII. Series 2002-6 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                                     Series        Total Investor       Transferors
A. Investor/Transferor Allocations                                Allocations         Interest           Interest
----------------------------------                                -----------      --------------       -----------
Invested /Transferor Amount at 12/25/01                                     0                   0                 0
Adjusted Invested Amount at 12/25/01 (Restated for Jan Addition)          N/A                   0               N/A
Collections of Finance Chg. Receivables                            71,599,780          60,711,334        10,888,446
Collections of Principal Receivables                              806,040,328         683,133,735       122,906,593
Defaulted Amount                                                   22,305,168          18,882,056         3,423,113

Invested / Transferor Amounts at 12/25/02                         970,868,900         720,000,000       250,868,900


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                         Collateral
B. Monthly Period Funding Requirements                                Class A             Class B         Interest            Total
--------------------------------------                                -------             -------        ----------           -----

Monthly Interest Due                                                4,497,026             511,963           782,376       5,791,365
Investor Default Amount                                            15,577,696           1,510,564         1,793,795      18,882,056
Investor Monthly Fees Due                                           4,950,000             480,000           570,000       6,000,000
Investor Additional Amounts Due                                             0                   0                 0               0
Total Due                                                          25,024,722           2,502,528         3,146,172      30,673,421

Reallocated Investor Finance Charge Collections                                                                                 N/A

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                         Collateral
C. Certificates - Balances and Distributions                          Class A             Class B         Interest            Total
--------------------------------------------                          -------             -------        ----------           -----

Certificates Balance at 12/25/01                                            0                   0                 0               0
Interest Distributions                                              4,497,026             511,963           782,376       5,791,365
Principal Deposits - Prin. Funding Account                                  0                   0                 0               0
Principal Distributions                                                     0                   0                 0               0
Total Distributions                                                 4,497,026             511,963           782,376       5,791,365
Certificates Balance at 12/25/02                                  594,000,000          57,600,000        68,400,000     720,000,000



D. Aggregate Distributions in respect of the Class A Certificates per $1,000 original certificate principal amount.

      1.   Total                                            $             7.57

      2.   Amount in respect of Class A Monthly Interest    $             7.57

      3.   Amount in respect of Class A Outstanding
           Monthly Interest                                 $             0.00

      4.   Amount in respect of Class A Additional
           Interest                                         $             0.00

      5.   Amount in respect of Class A Principal           $             0.00


E. Aggregate Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs.

      1.   Total amount of Class A Investor Charge-Offs:    $             0.00

      2.   Amount of Class A Investor Charge-
           Offs per $1,000 original certificate
           principal amount:                                $             0.00

      3.   Total amount reimbursed in respect of
           Class A Investor Charge-Offs:                    $             0.00

      4.   Amount reimbursed in respect of Class
           A Investor Charge-Offs per $1,000
           original certificate principal amount:           $             0.00


F. Aggregate Distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

      1.   Total                                            $             8.89

      2.   Amount in respect of Class B Monthly Interest    $             8.89

      3.   Amount in respect of Class B Outstanding
           Monthly Interest                                 $             0.00

      4.   Amount in respect of Class B Additional
           Interest                                         $             0.00

      5.   Amount in respect of Class B Principal           $             0.00


G. Reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount as of December 25, 2002.

      1.   The amount of reductions in Class B
           Invested Amount pursuant to clauses
           (c), (d), and (e) of the definition
           of Class B Invested Amount:                     $             0.00

      2.   The amount of reductions in the
           Class B Invested Amount set forth in
           paragraph 1 above, per $1,000 original
           certificate principal amount:                    $             0.00

      3.   The total amount reimbursed in respect
           of such reductions in the Class B
           Invested Amount:                                 $             0.00

      4.   The amount set forth in paragraph 3
           above, per $1,000 original certificate
           principal amount:                                $             0.00


H.   Aggregate Distributions to the Collateral Interest Holder.

      1.   Total amount distributed to the Collateral
           Interest Holder:                                 $       782,376.34

      2.   Amount distributed in respect of Collateral
           Monthly Interest:                                $       782,376.34

      3.   Amount distributed in respect of Collateral
           Additional Interest:                             $             0.00

      4.   The amount distributed to the Collateral
           Interest Holder in respect of principal
           on the Collateral Invested Amount:               $             0.00


I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount as of December 25, 2002.

      1.   The amount of reductions in the
           Collateral Invested Amount pursuant
           to clauses (c), (d), and (e) of the
           definition of Collateral Invested Amount:        $             0.00

      2.   The total amount reimbursed in respect
           of such reductions in the Collateral
           Invested Amount:                                 $             0.00


J.   Aggregate Reallocated Principal Collections.

      1.   Reallocated Principal Collections
           Required to fund the Required Amount:            $             0.00

      2.   Shared Principal Collections from other
           Series allocated to Series 2002-6:                              N/A


K.   Aggregate Available Principal Collections treated as Shared
Principal Collections:                                      $             0.00

L.   Amount of Series Enhancement drawn upon and allocated to
Series 2002-6:                                              $             0.00